UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 October 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terrence J. Toth
Chairman of the Board
December 21, 2018

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, has been the portfolio manager of the Nuveen Dividend Value Fund since 2015 and Derek Sadowsky, CFA, has served as a portfolio manager for the Fund since 2012.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, and Andrew Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2018.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve's (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
U.S. equity markets weathered this confluence of events much better than overseas markets, producing positive returns and significantly outpacing international stocks. Spurred on by corporate tax cuts, the accelerating U.S. economy and strong corporate earnings, the domestic stock market continued to enjoy its longest bull market on record with major market indices hitting multiple new highs throughout the reporting period. By late January 2018, the Dow Jones Industrial Average had surpassed 26,000 and the S&P 500® hit 2,800 for the first time ever before U.S. equities experienced a short-lived sell-off. The markets remained volatile throughout the new few months before climbing again throughout July, August and much of September 2018 with the S&P 500® reaching another new high of 2,930 on September 20, 2018. However, in the final five weeks of the reporting period, stocks sold off sharply as investor concerns over a number of issues grew. Continued strong corporate earnings results were not enough to offset fears about a future slowdown in earnings growth, the path of the Fed’s interest rate policy, the stronger dollar, rising input costs, a weak housing market, uncertain trade policy and slowing growth in China.
During the twelve-month reporting period, the domestic stock market advanced 7.35%, as measured by the S&P 500®. For part of the reporting period, U.S. investors favored small-cap stocks over larger-cap stocks, likely believing that these companies would benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. However, this segment was harder hit during the market correction at the end of the period leading small caps to underperform larger companies for the period as a whole, as measured by the 1.85% return for the Russell 2000® Index. Growth-oriented stocks led throughout the reporting period, beating out value stocks across the capitalization spectrum. For example, in the large-cap segment, the Russell 1000® Growth Index gained 10.71% versus the 3.03% return of the Russell 1000® Value. Meanwhile, geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling 6.85% as measured by the MSCI EAFE Index. The beleaguered emerging markets (EM) also finished the reporting period in the red. Angst surrounding the U.S. trade war with China, the stronger dollar, higher U.S. interest rates and elevated political cycle turmoil in EM countries were several of the factors that pressured this segment throughout the reporting period and led EM stocks to sell off sharply in the final weeks. The MSCI Emerging Markets Index produced a negative 12.52% return in U.S. dollar terms.

Nuveen Dividend Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average but underperformed the S&P 500® during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund outpaced the Russell 1000® Value benchmark and its Lipper peers due to strong stock selection in the energy, information technology and industrials sectors. Energy was the Fund’s best performing sector and home to several top contributors, HollyFrontier Corporation, Anadarko Petroleum Corporation and Targa Resources Corporation. HollyFrontier, a producer of light petroleum products, was a strong performer after the company reported earnings per share (EPS) well above consensus driven by better refining margins on lower operating expenses and higher throughput. We believe that a number of catalysts remain for the stock including improved execution and growth of its higher margin lubricants business. A position in oil and gas exploration and production (E&P) company Anadarko Petroleum Corporation also contributed favorably in the group. The company posted several solid quarters as production and pricing came in stronger than expected along with lower production costs. We believe the company will benefit from a strong increase in production from its Permian acreage in late 2018 and 2019 because it has invested to build out its infrastructure in the region. The company’s strong free cash flow profile should allow it to return cash to shareholders as long as oil stays above $50 per barrel. Finally, the Fund saw favorable results from midstream energy company Targa Resources, one of the largest natural gas gathering and processing businesses in the Permian Basin. The company reported strong quarterly results throughout the reporting period, benefiting from rising natural gas liquid prices and increasing confidence that it would be able to fund its large amount of organic growth without having to undertake a major equity issuance. Targa’s management also raised guidance for 2018 and 2019 and provided longer-term guidance through 2021, increasing visibility into expected volume and earnings growth. At the end of the reporting period, we continued to own all three energy companies in the Fund.
Information technology was also a top contributing sector and Cisco Systems, Inc. led the way for the group after reporting order growth, revenue growth and operating margin at the high end of guidance. The company is a global provider of networking infrastructure and services for carriers, enterprises, public sector entities and consumers. Cisco Systems is benefiting from a large upgrade cycle in network switching given an aging infrastructure and the need to securely send applications to the public clouds. We believe the company’s share buyback program and additional upward revisions in EPS estimates will be catalysts for the stock in the near term and we continue to hold Cisco Systems. The Fund also saw strong results from a position in Microsoft Corporation, the world’s largest software maker and a leading provider of operating systems and productivity suites for personal computers. In July 2018, the company reported an earnings and revenue beat expectations for the quarter, while also offering better-than-expected revenue guidance. Microsoft has successfully transformed its business to be a leading hybrid cloud supplier. Microsoft is firing on all cylinders with robust cloud growth, good progression in its transition to a software-as-a-service (SaaS) model and better-than-expected results from its legacy business. For these and other reasons, we maintained our position in Microsoft. In addition, the Fund experienced favorable results from its position in Apple, Inc. Shares benefited from the expected strength of the company’s new product launch and contin-

Portfolio Managers’ Comments (continued)
ued strong cash returns to shareholders. The company highlighted growth in China and Japan in the first half of 2018 as well as strong Apple Watch and Apple Services growth. Apple is looking to grow units while increasing average sales prices with the goal of returning 100% of free cash flow to shareholders over time. We maintained the Fund’s position in Apple.
The industrials sector contributed positively to performance led by a position in international logistics and railroad operator CSX Corporation. The company posted a record operating ratio in its second-quarter results. Operating margins continued to improve while CSX implemented its Precision Scheduled Railroading Strategy, which is helping the company reduce costs, improve services and optimize its assets. Also, the company capitalized on a favorable pricing environment and strong performance in high margin export coal volumes. We continued to maintain the Fund’s position in CSX. The Fund also benefited from its lack of exposure to a large benchmark constituent, General Electric Company. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. On the heels of tough performance throughout 2017, shares continued on their downward slide. Investors have not reacted favorably to several developments, including the company’s move to slash its dividend in half in November 2017, with further dividend cuts now likely. General Electric also announced that it would like to break up some of its business, but failed to give any clarity around these initiatives, which left investors wondering about the potential impact and value of the separate entities. Therefore, we maintained no exposure to General Electric as of the end of the reporting period.
Lastly, in the health care sector, pharmaceutical developer Pfizer Inc. was an outperformer from the group. The company’s most recent earnings report was highlighted by revenue and EPS outperforming expectations coupled with a raise in guidance for 2018. Pfizer has a number of key products to watch including two cancer products, a novel pain drug and a rare, genetic disease drug, all with important data expected over the next six to nine months. Overall, the company continues to focus on stabilizing its core business, delivering on its pipeline to drive organic growth, pursuing tuck-in and bolt-on acquisitions to accelerate growth and returning excess cash to shareholders through dividends and share repurchases. As such, we maintained the Fund’s position in the portfolio.
Stock selection in the consumer discretionary and the new communications services sectors detracted during the reporting period. The biggest laggard in the consumer discretionary sector was Newell Brands Inc., a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Papermate, Sunbeam and Coleman. We added the stock back into the Fund midway through the reporting period and the consumer products retailer subsequently posted an organic sales decline in its core business. Negative comments around trade tariffs put further downward pressure on the shares. However, Newell’s profit and margin trends did improve from the first quarter and the low tax rate helped the company’s bottom line and cash. We continue to like Newell’s long-term potential and expect revenue and margin trends for the core business to turn positive in the coming quarters. We continued to hold Newell Brands in the portfolio. We also saw weak results from Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zale’s in the U.S. Although the company reported earnings that were in line with expectations earlier in the reporting period, shares traded down due to significantly weaker-than-expected guidance. At the time, Signet Jewelers was facing near-term headwinds as a result of two strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. Because we believed that the long-term opportunity no longer outweighed the short-term challenges, we exited Signet Jewelers during the reporting period.
In September 2018, the U.S. stock market debuted the new communication services sector, which includes all of the companies from the previous telecommunications sector, as well as a number of firms from information technology and consumer discretionary. Our lack of exposure to one of the largest constituents in the sector, Verizon Communications Inc., was a drag on the Fund’s results versus the benchmark. Verizon continued to outperform competitor AT&T Inc., which the Fund does own, as investors appeared to gravitate toward its simpler business model. The company has seen strong growth in unlimited plans and connected devices as well as an improving network. Verizon currently trades at a significant premium to AT&T and we expect the spread will narrow as AT&T continues to execute on its diversified business model.
Elsewhere in the portfolio, our position in Prudential Financial, Inc. detracted after the company posted strong first-quarter earnings, but valuations across the insurance industry fell during the reporting period. We maintained our conviction that Prudential Financial offers an attractive business mix with best-in-class segments, which can translate to better and more consistent return on equity performance relative to its peers. Therefore, we continued to hold the position in the Fund.

In the health care sector, a position in pharmaceutical company Merck & Co. Inc. detracted early in the reporting period. The company delayed its long-awaited phase 3 KEYNOTE study, which removed one of our main catalysts for the stock. Without the approval of this drug, we believed that Merck’s earnings would continue to be under pressure due to the company’s declining product portfolio. We saw little in the way of catalysts to drive shares higher, especially as interest rates continue to rise, therefore, we eliminated the position.
The industrial sector was also home to one laggard of note, General Dynamics Corporation. Shares traded off due to concerns about military spending going forward, however, one of the company’s strengths is shipbuilding, which may continue to be a priority for spending. Investors were also concerned that the book-to-bill ratio on General Dynamics’ aerospace business declined in the third quarter, but the company has since remedied an issue with supply that should help this ratio to improve. We continue to hold General Dynamics in the Fund.
In the information technology sector, the Fund saw weak performance from its position in Western Digital Corporation, a leading provider of memory chips and the largest provider of hard drives. After hitting record highs early on, shares sold off throughout the rest of the reporting period. Although we believed that unit growth indicated that demand would rebound, we decided the recovery may be longer than previously anticipated. As such, we eliminated our position in Western Digital toward the end of the reporting period.
Nuveen Mid Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Value Index and outperformed the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $603.1 million and $65.0 billion, which is based on the June 30, 2018 reconstitution of the Russell Midcap® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
During the reporting period, the Fund benefited from strong stock selection in the energy, financials and materials sectors, which helped it outpace its Lipper peers. Energy was the Fund’s best performing sector and home to several top contributors, HollyFrontier Corporation, Marathon Oil Corporation and Anadarko Petroleum Corporation. HollyFrontier Corporation, a producer of light petroleum products, was a top performer after the company reported earnings per share (EPS) well above consensus driven by better refining margins on lower operating expenses and higher throughput. We believe that a number of catalysts remain for the stock including improved execution and growth of its higher margin lubricants business. Marathon Oil, a natural gas and liquid hydrocarbon exploration and production (E&P) company, benefited from its geographically diverse production base and its leverage to higher oil prices for much of the reporting period, especially Brent crude. Solid production results from new wells also improved investor sentiment. A position in oil and gas E&P company Anadarko Petroleum Corporation also contributed favorably in the group. The company posted several solid quarters as production and pricing came in stronger than expected along with lower production costs. We believe the company will benefit from a strong increase in production from its Permian acreage in late 2018 and 2019 because it has invested to build out its infrastructure in the region. The company’s strong free cash flow profile should allow it to return cash to shareholders as long as oil stays above $50 per barrel. We continued to own these three positions.

Portfolio Managers’ Comments (continued)
Outperformance in the financial sector was led by a position in retail brokerage firm E*TRADE Financial Corporation, which reported strong first-quarter earnings highlighted by stronger-than-expected net interest margin (NIM) and increased trading activity due to heightened volatility in the market. Management also raised guidance for both earnings and NIM. Overall, earnings growth continued to outpace the company’s peers as growth metrics started to inflect higher in conjunction with strong equity markets and higher interest rates. We believe the company’s excess capital provides optionality for further balance sheet growth, share repurchases or mergers and acquisitions, which can provide a tailwind to both the top and bottom lines. We continued to hold E*TRADE in the Fund’s portfolio. The Fund also benefited from a position in Axos Financial Inc. (formerly known as BofI Holding), a consumer focused, nationwide savings bank with a unique approach to banking primarily via the internet instead of branch locations. Axos Financial reported a strong earnings report followed by a number of positive revisions on forward estimates as a result of solid loan production and higher non-interest income, while maintaining excellent credit quality. The stock reacted positively and we exited Axos Financial during the second quarter prior to the company reporting weaker earnings, primarily due to weaker NIM and higher expenses. In addition, the Fund’s results were boosted by our ownership in XL Group Ltd., a global property and casualty commercial lines insurer and reinsurer. French financial giant AXA placed a bid to acquire XL Group in early March 2018, confirming our merger and acquisition (M&A) thesis around the company. The deal represented the largest ever European acquisition of a U.S. insurer and will help AXA bolster its presence in the U.S. casualty coverage business. Following the announcement, we captured the gains made on the trade and exited our position.
Elsewhere in the portfolio, the Fund experienced favorable results from technology company First Data Corporation, the largest merchant acquirer in the U.S. providing credit card processing services. As expected, the company’s multiple started to expand toward its peer group with the second consecutive quarter of North American merchant acquiring growth. The company reported second-quarter earnings and revenue that surpassed analysts’ estimates due to broad-based strength across business units, including 50% growth in payment volumes in its Clover point-of-sale business. First Data is also using free cash flow to pay down debt. We believe the core trends at First Data will continue to improve and drive material improvements in margins and long-term debt reduction, while modest growth should result in significant multiple expansion and therefore, we maintained our position.
In the health care sector, the Fund benefited from a position in Centene Corporation, a managed care organization operating in the Medicaid and specialty services markets. Its Medicaid business provides health insurance sponsored by the state and federal government for qualified lower income individuals. Shares advanced after Centene posted consistently strong earnings reports throughout the performance period due to solid growth in its core Medicaid business, aided by its recent Fidelis acquisition. Company management increased its guidance due to effective cost controls, higher service revenue, strong exchange enrollment and a lower anticipated tax rate. We continue to hold Centene in the Fund.
Offsetting these positive results, our position in global pharmaceutical company Mylan NV detracted during the reporting period. The company’s highly anticipated Food and Drug Administration (FDA) approval for its generic Advair inhaler was rejected in June due to “minor deficiencies” identified by the regulatory body. The delay removed a near-term catalyst for the stock and called into question management’s ability to hit 2018 financial guidance. In the final month of the reporting period, Mylan reported that FDA approval was imminent, but investors remained jittery. We continued to believe the valuation ascribed by Mylan’s stock price represented a compelling risk/reward opportunity and held onto our position.
In terms of other detractors, stock selection issues in the consumer discretionary and new communications services sectors led to the majority of the Fund’s shortfall. The biggest laggard in the consumer discretionary sector was Newell Brands Inc., a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Papermate, Sunbeam and Coleman. We added the stock back into the Fund midway through the reporting period and the consumer products retailer subsequently posted an organic sales decline in its core business. Negative comments around trade tariffs put further downward pressure on the shares. However, Newell’s profit and margin trends did improve from the first quarter and the low tax rate helped the company’s bottom line and cash. We continue to like Newell’s long-term potential and expect revenue and margin trends for the core business to turn positive in the coming quarters. We continued to hold Newell Brands in the portfolio. Also, we initiated a position in recreational products designer and manufacturer Brunswick Corporation late in the reporting period, right before the company’s earnings report for the third quarter showed strong results across segments. However, investors were less enthused about the surprise retirement an-

nouncement by the company’s CEO, as well as commentary around tariffs, which lacked some clarity. As a result, shares sold off sharply at the end of the reporting period. However, our conviction in Brunswick remains high, given the strong execution across segments and attractive valuation, and we have maintained our position.
Toward the end of the reporting period, the U.S. stock market debuted the new communication services sector, which includes all of the companies from the previous telecommunications sector, as well as a number of firms from information technology and consumer discretionary. Our security selection in the sector detracted, including a position in Lion’s Gate Entertainment Corp., the producer and distributor of motion picture content and television programming. We initiated our position after a selloff in early February 2018, but the stock price remained weak for the rest of the reporting period as investors focused on the lack of catalyst visibility in the near term. However, Lions Gate has announced a number of new distribution deals and subscriptions, while its Starz platform has also been improving. We believe the risk-reward remains favorable and continued to hold the position. Also in the sector, the Fund’s results were hindered by our lack of exposure to online news and social networking service Twitter Inc. Shares advanced after the company posted strong performance thanks to impressive advertising growth, which benefited from video adoptions. In the near term, this has overshadowed recent user and margin declines, which have typically been a primary focus of investors in this stock. Our Fund’s valuation discipline has kept us away from this higher valuation, growth-oriented story.
Although the energy sector was a source of strength, the sector was also home to one laggard of note, Newfield Exploration Company. The E&P company reported more solid results and raised production guidance during the year; however, investors focused on continued low oil production at the expense of gas and natural gas liquids. We believe Newfield Exploration continues to have compelling upside driven by solid growth, returns, free cash flow inflection and an attractive valuation. Therefore, we have maintained our position in the Fund.
In the information technology sector, the Fund saw weak performance from its position in Western Digital Corporation, a leading provider of memory chips and the largest provider of hard drives. After hitting record highs early on, shares sold off throughout the rest of the reporting period. Despite topping analysts’ forecasts for earnings and sales in its third-quarter earnings release, investors appeared to question whether or not the demand for cloud storage is insatiable and will help the company continue to grow. The company continues to focus on prudent cost controls by scaling back some of its production, while also announcing a $5 billion share buyback program over the next few years. However, we have sold our holding in Western Digital Corporation.
Finally, in the industrials sector, our position in Parker-Hannifin Corporation underperformed during the reporting period primarily due to business cycle and trade tariff concerns. However, the company, which manufactures hydraulics and filtration systems for heavy duty trucks, is expected to benefit from the reflation trade. Also, investors’ focus on the company’s mining, oil and gas end markets is a positive for the stock because these markets have meaningful runways. We have maintained our position in Parker-Hannifin.
Nuveen Small Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the Russell 2000® Index, which has a market capitalization range of $52.0 million to $6.7 billion based on the June 30, 2018 reconstitution. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Portfolio Managers’ Comments (continued)
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection issues in the industrial, financial and consumer discretionary sectors, although three broader style headwinds also worked against the Fund, particularly during the second calendar quarter of 2018. First, investors’ focus shifted away from valuation during the reporting period, instead rewarding stocks with higher price-to-earnings (P/E) ratios and “non-earning” stocks. Our investment process systematically maintains a valuation discipline whereby our median forward P/E ratio is below that of the benchmark. Second, the smaller market-cap companies within the benchmark outperformed the larger-cap names, most likely because of strong inflows into small-cap exchange-traded funds (ETFs) during the reporting period. Historically, the Fund has held slightly larger-cap companies versus our benchmark because we seek out well-covered, more liquid names with fundamental attributes. Third, lower quality stocks, as measured by return on equity (ROE), outperformed their higher quality counterparts. Our bottom-up investment process typically leads us to invest in higher quality stocks in the small-cap spectrum as indicated by our weighted average ROE that is greater than the benchmark over the long term.
The industrial sector was a major source of weakness during the reporting period including precision machining company NN Inc., which saw its shares underperform after experiencing strong results throughout 2017. The company completed the final phase of its diversification strategy, including lowering its industrial end market exposure and increasing exposure to more stable markets like health care. NN, Inc. has performed poorly due to the market’s concern about trade wars and exposure to autos, which could negatively impact cycle duration, as well as the company’s leverage. We exited the position shortly after the reporting period ended following a weak third-quarter 2018. The Fund’s results were also hindered by engineering and construction firm Tutor Perini Corporation, which focuses primarily on commercial and civil projects of more than $100 million throughout the U.S. The company has experienced mixed results during the reporting period. In first quarter 2018, Tutor Perini was hampered by weather followed by a strong second-quarter report, but then the stock sold off in the September/October 2018 timeframe along with the market. However, the company’s strong backlog growth reflects a strong demand environment. We continue to hold our position. In addition, the Fund saw poor results from industrial firm Milacron Holdings Corporation, which primarily engages in the manufacturing and distribution of equipment, machinery and services to the plastics industry. Shares took a step back after the company issued its third-quarter 2018 report that showed a slight top- and bottom-line miss and a modest overall reduction in 2018 guidance, due in part to tariffs that slowed demand for Milacron’s products in the late summer months. While demand in North America and India has shown a recovery more recently, China still hasn’t recovered. The company’s margins have improved and it will have paid down $100 million in debt by the end of 2018, making consistent progress on deleveraging. Milacron’s board has instituted a $125 million stock buyback. We have maintained our position based on the company’s solid execution on margins, restructuring and deleveraging, while we continue to monitor demand trends from China.
In the financial sector, the most significant detractor was Sterling Bancorp., a regional bank franchise located in the New York metro market. Since completing a large merger with Astoria Financial in late 2017, the company has been executing on the integration and balance sheet restructuring. Shares have underperformed as loan and deposit growth expectations have slowed while net interest margin (NIM) has been pressured by the competitive banking environment in Sterling’s market. We maintained our position because we believe significant opportunities still exist with continued balance sheet restructuring. We also saw weak results from a position in Preferred Bank Los Angeles, a Southern California bank focused on the Asian American community. The company has demonstrated continued progress in loan and deposit growth and attractive credit metrics. However, concerns regarding deposit pricing costs coupled with caution around potential trade wars with China have been a drag on the stock since its second-quarter earnings report in early July 2018. Preferred Bank reported on strong loan and deposit growth in the third quarter; however, caution remained regarding its ability to reprice its loan base while deposit prices move higher. We remain investors in Preferred Bank, given its competitive positioning.
In the consumer discretionary sector, the Fund saw weak results from Dana Incorporated, a supplier of driveline and power technology products to the auto and commercial vehicle sector. The stock pulled back based on concerns that the auto cycle is peaking, combined with the headwinds the company faces from tariff discussions. We believe that Dana’s commercial vehicle and off-highway segments, both of which are growing, provide for continued improvement in top- and bottom-line results for the firm. The company’s recent joint venture announcement should round out its ability to participate in the electrification of vehicles and aid in future high margin growth. The Fund continues to hold Dana’s stock due to its attractive valuation. Also in discretionary, results were hindered by a position in M/I Homes, Inc., a central U.S.-focused homebuilder. The stock has lagged this year under the weight of rising interest rates and concerns that they will stall new home sales. M/I Homes fell short of forecasted earnings early in the year due to the negative impacts of weather and one-time costs as the company pursued an acquisition. We remain focused on the continued execution of the company’s order growth and average sales price metrics, coupled with good community growth count and land inventory and have maintained our position in the Fund.
The consumer discretionary sector was also home to one standout, rent-to-own retailer Aaron’s Inc. The company, which has more than 1,750 stores across the U.S. and Canada, reported a strong second quarter and focused guidance toward the higher end of its previously guided range. We remain investors in Aaron’s given the attractive fundamental profile of the company coupled with its discount to historic valuations despite improving industry dynamics.
The Fund also benefited from strong security selection in the energy sector, including favorable results from an out-of-index position in exploration and production (E&P) company WPX Energy Inc. Over the past five years, WPX Energy has undergone a transformation from a natural gas focused company to an oil focused company, which is boding well for the stock. The company maintains solid positions in both the Bakken (North Dakota) and the Delaware side of the Permian Basin (West Texas). Despite a slight miss in the first quarter due to harsh upper Midwest weather, the stock outperformed as a result of the company’s positive second-quarter 2018 guidance. WPX Energy is also benefiting from its fortuitous proprietary midstream investments in the Delaware side of the Permian Basin (West Texas). Given that WPX Energy is well positioned and trading at a discount to both its peer group and net asset value, we remained invested in the holding. Also in energy, the Fund benefited from a position in ProPetro Holding Corp., a provider of well completion services to leading E&P companies primarily in the Permian Basin. We initiated our position while shares in Permian stocks were under pressure earlier in 2018 due to concerns over pipeline capacity constraints. We believed these concerns were mitigated by ProPetro’s competitive advantage in terms of cultivating strong relationships with its customers, employees and equipment providers, which would allow the company to continue to maintain and grow market share. As the overall completion services market continues to improve, we believe the ProPetro model will remain ahead of its peers in terms of execution and visibility, therefore, we maintained our position in the Fund.
Although energy aided performance overall, the energy sector was home to one laggard of note, HighPoint Resources Corp., an E&P firm with assets in the Denver-Julesburg Basin of Colorado. During the reporting period, the company reported production that was slightly below expectations. Shares were pressured by a ballot proposition in Colorado that was eventually rejected. We exited our position in HighPoint subsequent to the close of the reporting period.
In the health care sector, the Fund’s position in orthopedic spine company Globus Medical Inc. advanced strongly. The company has a broad portfolio of spine products, focusing on innovation to gain market share from an array of competitors. Also, Globus Medical is expanding its orthopedic franchise beyond spine, therefore increasing its market opportunity. We exited our position after the close of the reporting period as our thesis had played out and the company’s stock valuation traded at the high end of its historic range.
The telecommunication services sector was renamed as the communication services sector, which was introduced in September 2018. The sector includes all of the companies from the previous telecommunications sector, as well as a number of firms from information technology and consumer discretionary. The Fund was rewarded for a position in Vonage Holdings Corporation, a subscription-based service provider of unified communication services to both consumers and enterprises. Shares continued to react favorably to management’s ongoing success in diversifying away from the company’s legacy consumer-oriented voice services, while using cash flow from the consumer segment to grow its business-to-business segment. In May 2018, Vonage reported that it beat analysts’ expectations across the board in the first quarter with its business segment increasing to 54% of the company’s total sales, while the consumer segment shrank. We remained invested in Vonage because it appears the company has reached the tipping point where its business segment is larger than its legacy consumer segment in terms of top-line growth.
The Fund also benefited from two standout performers in the information technology sector. The first, leading enterprise wireless headset provider Plantronics Inc., finished up its fiscal year with a solid fourth-quarter report that showed both the top line and margins exceeding expectations. The primary drivers of the favorable results were continued double-digit growth in Unified Communication centric headsets and signs of stabilization in the company’s consumer segment. Plantronics also reported a solid first quarter in early August 2018 with second-quarter guidance ahead of expectations, which included the recent accretive acquisition of Polycom. While we trimmed some of our position, we remain investors in this long-term holding. The Fund was also rewarded for its position in

Portfolio Managers’ Comments (continued)
Radware, Limited, a leading global provider of cybersecurity software protection and application delivery controllers to both telecommunication/data center service providers and large enterprise segments. While maintaining its solid reputation in attack mitigation solutions, the company continued to transform its business model to greater subscription-based revenues with strong underlying growth. As a result, Radware experienced double-digit growth in deferred revenue, while demonstrating margin expansion. The company continues to expand its market share in the service provider segment, while increasing its touch points in the enterprise segment through increased emphasis on channel partners. We maintained our position in the Fund.
Lastly, the technology sector was home to one laggard of note, TiVo Corporation. The company is a leading global provider of software and services to global service providers of video content and the hardware providers that help deliver the content. In November 2017, the International Trade Commission ruled that Comcast and its hardware suppliers violated two of TiVo’s patents with its platform’s approach to DVR recording and search. After initially rallying, however, shares came under pressure following the favorable ruling. We decided to add to our position on weakness given that we believed the company had a solid reward/risk profile because of its recurring revenue model, new and energized CEO, attractive dividend yield, solid cost synergies and favorable cash flow outlook. Later in the reporting period, however, the company’s shares saw additional weakness based on news that Amazon.com, Inc. is working with cable providers to develop a new type of digital TV recorder. Our research indicated that the net potential impact to TiVo’s business model was less than the market anticipated because the company has the potential to pick up additional license revenue from an Amazon box, which should more than offset any negative impact to TiVo’s small hardware sales.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.72%	7.73%	11.50%
Class A Shares at maximum Offering Price	(2.27)%	6.46%	10.84%
Russell 1000® Value Index	3.03%	8.61%	11.30%
S&P 500® Index	7.35%	11.34%	13.24%
Lipper Equity Income Funds Classification Average	3.14%	7.65%	10.81%
Class C Shares	2.98%	6.94%	10.66%
Class R3 Shares	3.53%	7.48%	11.21%
Class I Shares	4.02%	8.01%	11.78%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	4.15%	8.13%	10.39%
Class T Shares at NAV*	3.75%	N/A	7.11%
Class T Shares at maximum Offering Price*	1.14%	N/A	5.24%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.91%	10.29%	10.69%
Class A Shares at maximum Offering Price	6.42%	9.00%	10.03%
Class C Shares	12.13%	9.47%	9.87%
Class R3 Shares	12.60%	10.00%	10.41%
Class I Shares	13.19%	10.56%	10.97%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	13.35%	10.69%	12.12%
Class T Shares at NAV*	12.90%	N/A	14.13%
Class T Shares at maximum Offering Price*	10.11%	N/A	12.01%
Since inception return for Class R6 Shares and Class T Shares are from 2/28/13 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.08%	1.83%	1.33%	0.73%	0.83%

Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering. On December 12, 2018, subsequent to the end of the reporting period, the Fund's Class T Shares were liquidated.

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.65)%	8.07%	11.45%
Class A Shares at maximum Offering Price	(6.36)%	6.80%	10.79%
Russell Midcap® Value Index	0.16%	8.11%	13.35%
Lipper Mid-Cap Value Funds Classification Average	(1.79)%	6.27%	12.28%
Class C Shares	(1.41)%	7.26%	10.62%
Class R3 Shares	(0.90)%	7.80%	11.17%
Class I Shares	(0.40)%	8.35%	11.72%

Cumulative
Since Inception
Class R6 Shares		(8.77)%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.65%	11.39%	10.33%
Class A Shares at maximum Offering Price	6.18%	10.08%	9.68%
Class C Shares	11.80%	10.55%	9.51%
Class R3 Shares	12.36%	11.11%	10.06%
Class I Shares	12.93%	11.67%	10.61%

Cumulative
Since Inception
Class R6 Shares		1.73%
Since inception returns for Class R6 Shares are from 6/20/18. Since inception returns for Class R6 Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.32%	2.07%	1.57%	0.98%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.83%	0.92%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.12)%	7.41%	11.77%
Class A Shares at maximum Offering Price	(13.42)%	6.14%	11.11%
Russell 2000® Value Index	(0.59)%	7.18%	10.95%
Lipper Small-Cap Value Funds Classification Average	(2.40)%	5.36%	11.35%
Class C Shares	(8.80)%	6.61%	10.94%
Class R3 Shares	(8.34)%	7.14%	11.50%
Class I Shares	(7.88)%	7.68%	12.05%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(7.73)%	7.06%
Class T Shares at NAV*	(8.14)%	(0.51)%
Class T Shares at maximum Offering Price*	(10.44)%	(2.27)%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.13%	10.50%	10.78%
Class A Shares at maximum Offering Price	(1.84)%	9.20%	10.13%
Class C Shares	3.33%	9.67%	9.96%
Class R3 Shares	3.85%	10.21%	10.51%
Class I Shares	4.36%	10.77%	11.06%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	4.56%	12.68%
Class T Shares at NAV*	4.12%	8.03%
Class T Shares at maximum Offering Price*	1.51%	6.00%
Since inception return for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.26%	2.01%	1.51%	0.85%	1.01%
Net Expense Ratios	1.20%	1.95%	1.45%	0.79%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering. On December 12, 2018, subsequent to the end of the reporting period, the Fund's Class T Shares were liquidated.

Holding Summaries    as of October 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Money Market Funds	1.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.5%
Oil, Gas & Consumable Fuels	9.2%
Health Care Providers & Services	5.6%
Equity Real Estate Investment Trust	5.0%
Pharmaceuticals	4.7%
Communications Equipment	4.3%
Energy Equipment & Services	3.7%
Food Products	3.6%
Diversified Telecommunication Services	3.3%
Electric Utilities	3.3%
Capital Markets	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Media	3.0%
Chemicals	2.9%
Technology Hardware, Storage & Peripherals	2.6%
Biotechnology	2.6%
Insurance	2.5%
Tobacco	2.4%
Other	18.9%
Money Market Funds	1.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Pfizer Inc.	4.7%
JPMorgan Chase & Co.	4.4%
Cisco Systems, Inc.	4.3%
Chevron Corp	3.7%
AT&T Inc.	3.3%

Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.1%
Investments Purchased with Collateral from Securities Lending	0.7%
Money Market Funds	2.7%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	7.8%
Banks	6.3%
Multi-Utilities	6.3%
Oil, Gas & Consumable Fuels	6.2%
Capital Markets	5.1%
Real Estate Management & Development	4.9%
Machinery	4.9%
Insurance	4.8%
IT Services	4.5%
Hotels, Restaurants & Leisure	3.5%
Health Care Equipment & Supplies	3.2%
Chemicals	3.2%
Electric Utilities	3.1%
Entertainment	2.8%
Household Durables	2.4%
Software	2.4%
Health Care Providers & Services	2.4%
Aerospace & Defense	2.1%
Food Products	1.9%
Independent Power & Renewable Electricity Producers	1.9%
Other	18.4%
Investments Purchased with Collateral from Securities Lending	0.7%
Money Market Funds	2.7%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
L3 Technologies Inc.	2.1%
Public Service Enterprise Group Inc	1.9%
Conagra Brands Inc.	1.9%
Ameren Corp	1.9%
NRG Energy Inc	1.9%

Holding Summaries    as of October 31, 2018 (continued)
Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	2.0%
Money Market Funds	0.6%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.9%
Equity Real Estate Investment Trust	7.9%
Thrifts & Mortgage Finance	4.9%
Communications Equipment	4.7%
Oil, Gas & Consumable Fuels	4.3%
Insurance	4.2%
Commercial Services & Supplies	3.1%
Construction & Engineering	3.1%
Metals & Mining	3.1%
Electronic Equipment, Instruments & Components	2.9%
Energy Equipment & Services	2.8%
Gas Utilities	2.6%
Household Durables	2.5%
Capital Markets	2.5%
Health Care Providers & Services	2.2%
Auto Components	2.0%
Machinery	2.0%
Building Products	1.9%
Interactive Media & Services	1.7%
Specialty Retail	1.7%
Real Estate Management & Development	1.6%
Other	19.6%
Investments Purchased with Collateral from Securities Lending	2.0%
Money Market Funds	0.6%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Banner Corporation	2.0%
IBERIABANK Corporation	1.9%
ProPetro Holding Corporation	1.9%
Gibraltar Industries Inc.	1.9%
Cathay General Bancorp	1.7%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Mid Cap Value Fund Class R6 Shares reflect only the first 134 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2018.
The beginning of the period is May 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 987.10	$ 983.70	$ 986.40	$ 989.40	$ 988.60	$ 986.70
Expenses Incurred During the Period	$ 5.41	$ 9.15	$ 6.66	$ 3.61	$ 4.16	$ 5.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.76	$1,015.98	$1,018.50	$1,021.58	$1,021.02	$1,019.76
Expenses Incurred During the Period	$ 5.50	$ 9.30	$ 6.77	$ 3.67	$ 4.23	$ 5.50
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33%, 0.72%, 0.83% and 1.08% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 956.50	$ 952.80	$ 955.40	$ 912.30	$ 957.80
Expenses Incurred During the Period	$ 5.77	$ 9.45	$ 7.00	$ 2.75	$ 4.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,015.34	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 2.90	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42% and 0.92% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund's annualized net expense ratio of 0.79% multiplied by the average account value over the period, multiplied by 134/365 (to reflect the 134 days in the period since class commencement of operations).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 916.90	$ 913.30	$ 915.90	$ 919.00	$ 918.20	$ 916.70
Expenses Incurred During the Period	$ 5.80	$ 9.40	$ 7.00	$ 3.77	$ 4.59	$ 5.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.38	$1,017.90	$1,021.27	$1,020.42	$1,019.16
Expenses Incurred During the Period	$ 6.11	$ 9.91	$ 7.37	$ 3.97	$ 4.84	$ 6.11
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.78%, 0.95% and 1.20% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund, and Nuveen Small Cap Value Fund (three of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Dividend Value Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 1.6%
102,879	General Dynamics Corporation	$ 17,754,858
	Banks – 15.5%
904,743	Bank of America Corporation	24,880,433
180,445	CIT Group Inc.	8,549,484
456,347	Citigroup Inc.	29,872,475
260,258	East West Bancorp Inc.	13,647,930
553,845	Home BancShares Inc.	10,545,209
1,427,064	Huntington Bancshares Inc.	20,449,827
450,565	JPMorgan Chase & Co.	49,120,596
831,402	KeyCorp	15,098,260
	Total Banks	172,164,214
	Biotechnology – 2.6%
145,816	AbbVie Inc.	11,351,776
251,222	Gilead Sciences Inc.	17,128,316
	Total Biotechnology	28,480,092
	Capital Markets – 3.1%
281,035	Morgan Stanley	12,832,058
278,366	Raymond James Financial Inc.	21,347,889
	Total Capital Markets	34,179,947
	Chemicals – 2.9%
78,326	Celanese Corp	7,592,923
324,755	CF Industries Holdings Inc.	15,597,983
53,637	Linde PLC	8,875,315
	Total Chemicals	32,066,221
	Communications Equipment – 4.3%
1,054,780	Cisco Systems, Inc.	48,256,185
	Diversified Telecommunication Services – 3.3%
1,203,574	AT&T Inc.	36,925,650
	Electric Utilities – 3.3%
211,247	Evergy Inc.	11,827,720
143,068	NextEra Energy Inc.	24,679,230
	Total Electric Utilities	36,506,950
	Electrical Equipment – 0.7%
80,460	Hubbell Inc.	8,182,782

Shares	Description (1)	Value
	Energy Equipment & Services – 3.7%
366,735	Chevron Corp	$ 40,945,963
	Equity Real Estate Investment Trust – 5.0%
180,630	Crown Castle International Corp	19,641,707
156,024	Digital Realty Trust Inc.	16,111,039
701,745	Park Hotels & Resorts Inc.	20,399,727
	Total Equity Real Estate Investment Trust	56,152,473
	Food Products – 3.6%
595,860	Conagra Brands Inc.	21,212,616
440,130	Mondelez International Inc.	18,476,658
	Total Food Products	39,689,274
	Health Care Equipment & Supplies – 1.5%
152,620	Zimmer Biomet Holdings Inc.	17,336,106
	Health Care Providers & Services – 5.6%
85,988	Cigna Corporation	18,385,095
418,151	CVS Health Corporation	30,269,951
52,142	UnitedHealth Group Inc.	13,627,312
	Total Health Care Providers & Services	62,282,358
	Hotels, Restaurants & Leisure – 2.1%
172,708	Hilton Worldwide Holdings Inc.	12,291,629
206,533	Six Flags Entertainment Corp	11,123,868
	Total Hotels, Restaurants & Leisure	23,415,497
	Household Durables – 0.9%
625,592	Newell Brands Inc.	9,934,401
	Insurance – 2.5%
623,677	Old Republic International Corp	13,752,078
153,647	Prudential Financial Inc.	14,409,015
	Total Insurance	28,161,093
	IT Services – 1.4%
208,050	DXC Technology Co	15,152,282
	Machinery – 1.5%
136,669	Caterpillar Inc.	16,580,684
	Media – 3.0%
864,524	Comcast Corporation, Class A	32,972,946
	Mortgage Real Estate Investment Trust – 1.6%
826,836	Starwood Property Trust Inc.	17,958,878
	Multi-Utilities – 1.4%
327,394	CMS Energy Corp	16,212,551

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 9.2%
186,716	Anadarko Petroleum Corporation	$9,933,292
220,552	HollyFrontier Corporation	14,874,027
908,998	Marathon Oil Corporation	17,261,872
185,162	Marathon Petroleum Corporation	13,044,663
313,285	Occidental Petroleum Corporation	21,012,025
263,934	Targa Resources Corporation	13,637,469
537,788	Williams Cos Inc.	13,084,382
	Total Oil, Gas & Consumable Fuels	102,847,730
	Personal Products – 0.9%
180,774	Unilever NV	9,722,026
	Pharmaceuticals – 4.7%
1,210,519	Pfizer Inc.	52,124,948
	Road & Rail – 2.0%
316,858	CSX Corporation	21,818,842
	Semiconductors & Semiconductor Equipment – 3.0%
49,063	Broadcom Inc.	10,965,090
60,429	Lam Research Corporation	8,564,602
161,424	Xilinx Inc.	13,780,767
	Total Semiconductors & Semiconductor Equipment	33,310,459
	Software – 2.0%
208,723	Microsoft Corporation	22,293,704
	Specialty Retail – 1.3%
152,763	Lowe's Cos Inc.	14,546,093
	Technology Hardware, Storage & Peripherals – 2.6%
63,411	Apple, Inc.	13,878,132
613,942	HP Inc.	14,820,560
	Total Technology Hardware, Storage & Peripherals	28,698,692
	Tobacco – 2.4%
411,449	Altria Group Inc.	26,760,643

	Total Long-Term Investments (cost $881,966,844)	1,103,434,542

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.2%
	Money Market Funds – 1.2%
13,571,521	First American Treasury Obligations Fund, Class Z	2.075% (2)	$ 13,571,521
	Total Short-Term Investments (cost $13,571,521)		13,571,521
	Total Investments (cost $895,538,365) – 100.4%		1,117,006,063
	Other Assets Less Liabilities – (0.4)%		(4,372,445)
	Net Assets – 100%		$ 1,112,633,618
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.1%
	COMMON STOCKS – 98.1%
	Aerospace & Defense – 2.1%
22,835	L3 Technologies Inc.	$ 4,326,547
	Air Freight & Logistics – 0.8%
17,446	XPO Logistics Inc., (2)	1,559,323
	Airlines – 1.7%
42,200	United Continental Holdings Inc, (2)	3,608,522
	Banks – 6.3%
171,439	Home BancShares Inc.	3,264,199
244,154	Huntington Bancshares Inc.	3,498,727
175,890	KeyCorp	3,194,162
64,676	Western Alliance Bancorp, (2)	3,119,970
	Total Banks	13,077,058
	Capital Markets – 5.1%
65,116	E*TRADE Financial Corporation	3,218,033
32,206	Evercore Inc., Class A	2,630,908
30,114	Nasdaq Inc.	2,611,185
26,459	Raymond James Financial Inc.	2,029,141
	Total Capital Markets	10,489,267
	Chemicals – 3.2%
31,702	Celanese Corp	3,073,192
72,202	CF Industries Holdings Inc.	3,467,862
	Total Chemicals	6,541,054
	Construction & Engineering – 1.0%
48,941	Fluor Corp	2,146,552
	Consumer Finance – 1.4%
41,479	Discover Financial Services	2,889,842
	Electric Utilities – 3.1%
56,175	Evergy Inc.	3,145,238
89,926	FirstEnergy Corp	3,352,442
	Total Electric Utilities	6,497,680
	Electrical Equipment – 0.6%
12,680	Hubbell Inc.	1,289,556

Shares	Description (1)	Value
	Energy Equipment & Services – 1.1%
57,236	Apergy Corp, (2)	$ 2,231,632
	Entertainment – 2.8%
142,726	Lions Gate Entertainment Corp., (3)	2,734,630
24,427	Take-Two Interactive Software Inc., (2)	3,147,908
	Total Entertainment	5,882,538
	Equity Real Estate Investment Trust – 7.8%
248,686	Brandywine Realty Trust	3,496,525
36,210	Digital Realty Trust Inc.	3,739,045
106,665	First Industrial Realty Trust Inc	3,274,615
36,520	Mid-America Apartment Communities Inc	3,568,369
70,195	Park Hotels & Resorts Inc.	2,040,569
	Total Equity Real Estate Investment Trust	16,119,123
	Food Products – 1.9%
110,699	Conagra Brands Inc.	3,940,884
	Health Care Equipment & Supplies – 3.2%
12,752	Teleflex Inc.	3,069,916
31,769	Zimmer Biomet Holdings Inc.	3,608,641
	Total Health Care Equipment & Supplies	6,678,557
	Health Care Providers & Services – 2.4%
23,051	Centene Corporation, (2)	3,004,006
8,658	Cigna Corporation	1,851,167
	Total Health Care Providers & Services	4,855,173
	Hotels, Restaurants & Leisure – 3.5%
30,840	Hyatt Hotels Corp	2,134,128
91,281	MGM Resorts International	2,435,377
62,187	Norwegian Cruise Line Holdings Ltd, (2)	2,740,581
	Total Hotels, Restaurants & Leisure	7,310,086
	Household Durables – 2.4%
72,358	DR Horton Inc.	2,601,994
145,770	Newell Brands Inc.	2,314,827
	Total Household Durables	4,916,821
	Independent Power & Renewable Electricity Producers – 1.9%
105,782	NRG Energy Inc	3,828,251
	Insurance – 4.8%
76,156	Hartford Financial Services Group Inc/The	3,459,005
157,699	Old Republic International Corp	3,477,263
20,673	Willis Towers Watson PLC	2,959,547
	Total Insurance	9,895,815

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	IT Services – 4.5%
42,516	DXC Technology Co	$3,096,440
170,033	First Data Corporation, Class A, (2)	3,186,419
125,204	Perspecta Inc.	3,066,246
	Total IT Services	9,349,105
	Leisure Products – 1.7%
69,095	Brunswick Corporation	3,592,249
	Life Sciences Tools & Services – 1.1%
35,687	Agilent Technologies Inc.	2,312,161
	Machinery – 4.9%
35,063	Crane Co	3,051,884
16,277	Ingersoll-Rand PLC	1,561,615
13,778	Parker-Hannifin Corporation	2,089,158
28,586	Stanley Black & Decker Inc	3,330,841
	Total Machinery	10,033,498
	Media – 0.8%
142,252	TEGNA Inc	1,641,588
	Mortgage Real Estate Investment Trust – 1.7%
165,036	Starwood Property Trust Inc.	3,584,582
	Multi-Utilities – 6.3%
60,715	Ameren Corp	3,920,975
85,183	CenterPoint Energy Inc	2,300,793
112,129	NiSource Inc	2,843,591
74,375	Public Service Enterprise Group Inc	3,973,856
	Total Multi-Utilities	13,039,215
	Oil, Gas & Consumable Fuels – 6.2%
23,175	Anadarko Petroleum Corporation	1,232,910
39,650	HollyFrontier Corporation	2,673,996
173,859	Marathon Oil Corporation	3,301,583
120,407	Newfield Exploration Company, (2)	2,432,221
60,607	Targa Resources Corporation	3,131,564
	Total Oil, Gas & Consumable Fuels	12,772,274
	Pharmaceuticals – 1.4%
93,009	Mylan NV, (2)	2,906,531
	Real Estate Management & Development – 4.9%
23,708	Jones Lang LaSalle Inc	3,135,620
38,564	SL Green Realty Corp	3,519,351
123,858	Washington Real Estate Investment Trust	3,451,922
	Total Real Estate Management & Development	10,106,893

Shares	Description (1)	Value
	Road & Rail – 1.3%
32,911	Genesee & Wyoming Inc., Class A, (2)	$ 2,607,539
	Semiconductors & Semiconductor Equipment – 1.1%
178,731	Cypress Semiconductor Corp	2,312,779
	Software – 2.4%
16,446	Autodesk Inc., (2)	2,125,644
33,763	PTC Inc., (2)	2,782,409
	Total Software	4,908,053
	Specialty Retail – 1.3%
37,626	Best Buy Co Inc	2,639,840
	Technology Hardware, Storage & Peripherals – 1.4%
36,340	NetApp Inc.	2,852,327

	Total Long-Term Investments (cost $202,907,803)	202,742,915

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	Money Market Funds – 0.7%
1,425,000	First American Government Obligations Fund, Class X, (4)	2.090% (5)	$ 1,425,000
	Total Investments Purchased with Collateral from Securities Lending (cost $1,425,000)		1,425,000

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.7%
	Money Market Funds – 2.7%
5,511,584	First American Treasury Obligations Fund, Class Z	2.075% (5)	$ 5,511,584
	Total Short-Term Investments (cost $5,511,584)		5,511,584
	Total Investments (cost $209,844,387) – 101.5%		209,679,499
	Other Assets Less Liabilities – (1.5)%		(3,110,114)
	Net Assets – 100%		$ 206,569,385
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,437,000.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Air Freight & Logistics – 1.1%
1,340,989	Air Transport Services Group Inc, (2)	$ 26,283,384
	Auto Components – 2.0%
846,965	Cooper Tire & Rubber Co	26,162,749
1,392,877	Dana Incorporated	21,687,095
	Total Auto Components	47,849,844
	Banks – 17.9%
805,601	Banner Corporation	46,579,850
743,557	Berkshire Hills Bancorp Inc	24,812,497
1,086,968	Cathay General Bancorp	40,946,085
32,028	Customers Bancorp Inc, (2)	656,254
1,126,950	First Busey Corp	31,464,444
695,717	Heartland Financial USA Inc	36,970,401
1,264,660	Home BancShares Inc.	24,079,126
583,682	IBERIABANK Corporation	43,478,472
734,396	Preferred Bank Los Angeles	37,755,298
995,734	Renasant Corporation	34,731,202
2,060,726	Sterling Bancorp	37,051,854
493,437	Western Alliance Bancorp, (2)	23,803,401
494,878	Wintrust Financial Corporation	37,680,011
	Total Banks	420,008,895
	Beverages – 0.9%
1,225,891	Primo Water Corp, (2)	20,435,603
	Building Products – 1.9%
1,217,557	Gibraltar Industries Inc.	43,393,732
	Capital Markets – 2.5%
375,527	Evercore Inc., Class A	30,676,801
388,003	Piper Jaffray Cos	26,919,648
	Total Capital Markets	57,596,449
	Chemicals – 1.5%
183,564	Kraton Corp, (2)	5,055,353
556,100	Minerals Technologies Inc	30,446,475
	Total Chemicals	35,501,828
	Commercial Services & Supplies – 3.1%
511,397	Brink's Co/The	33,915,849

Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
954,512	Quad/Graphics Inc	$14,728,120
782,138	SP Plus Corp, (2)	24,997,131
	Total Commercial Services & Supplies	73,641,100
	Communications Equipment – 4.7%
553,497	NETGEAR Inc., (2)	30,708,013
686,044	Plantronics Inc.	40,456,015
1,683,347	Radware, Limited, (2)	39,070,484
	Total Communications Equipment	110,234,512
	Construction & Engineering – 3.1%
1,431,470	Aegion Corp, (2)	27,713,259
374,134	EMCOR Group Inc	26,556,031
1,161,035	Tutor Perini Corporation, (2)	17,996,043
	Total Construction & Engineering	72,265,333
	Diversified Telecommunication Services – 1.0%
1,800,536	Vonage Holdings Corporation, (2)	23,875,107
	Electric Utilities – 1.1%
450,642	El Paso Electric Co	25,709,126
	Electrical Equipment – 0.8%
249,644	Regal Beloit Corp	17,899,475
	Electronic Equipment, Instruments & Components – 2.9%
852,012	Arlo Technologies Inc., (2), (3)	11,578,843
390,169	SYNNEX Corp	30,281,016
2,272,763	TTM Technologies Inc, (2)	26,591,327
	Total Electronic Equipment, Instruments & Components	68,451,186
	Energy Equipment & Services – 2.8%
592,978	Apergy Corp, (2)	23,120,212
2,460,948	ProPetro Holding Corp., (2)	43,435,732
	Total Energy Equipment & Services	66,555,944
	Equity Real Estate Investment Trust – 7.9%
2,520,041	Brandywine Realty Trust	35,431,776
1,457,850	Kite Realty Group Trust	23,092,344
1,251,910	Preferred Apartment Communities Inc	21,094,684
1,878,505	RLJ Lodging Trust	36,518,137
1,402,729	STAG Industrial Inc.	37,116,209
2,763,409	Summit Hotel Properties Inc.	31,834,472
	Total Equity Real Estate Investment Trust	185,087,622
	Gas Utilities – 2.6%
740,164	South Jersey Industries Inc	21,864,445

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Gas Utilities (continued)
530,559	Spire Inc	$ 38,507,972
	Total Gas Utilities	60,372,417
	Health Care Equipment & Supplies – 1.0%
753,005	Natus Medical Inc, (2)	22,499,789
	Health Care Providers & Services – 2.2%
439,457	AMN Healthcare Services Inc., (2)	22,245,313
827,505	Tivity Health Inc., (2)	28,474,447
	Total Health Care Providers & Services	50,719,760
	Household Durables – 2.5%
1,098,850	La-Z-Boy Inc.	30,548,030
1,123,824	M/I Homes, Inc.	27,162,826
	Total Household Durables	57,710,856
	Insurance – 4.2%
362,742	American Equity Investment Life Holding Co	11,324,805
261,741	AMERISAFE Inc, (3)	17,036,722
377,975	Argo Group International Holdings Ltd	23,287,040
1,923,702	CNO Financial Group Inc.	36,357,968
284,316	Horace Mann Educators Corp	11,167,932
	Total Insurance	99,174,467
	Interactive Media & Services – 1.7%
1,516,606	Cars.com Inc, (2)	39,598,583
	Leisure Products – 0.5%
245,490	Brunswick Corporation	12,763,025
	Machinery – 2.0%
2,507,118	Milacron Holdings Corporation, (2)	35,099,652
997,294	NN Inc.	11,568,610
	Total Machinery	46,668,262
	Media – 1.0%
453,814	Meredith Corp, (3)	23,398,650
	Metals & Mining – 3.1%
1,175,140	Allegheny Technologies Inc	30,424,375
632,341	Commercial Metals Co	12,052,419
2,592,772	SunCoke Energy Inc	29,039,046
	Total Metals & Mining	71,515,840
	Mortgage Real Estate Investment Trust – 1.3%
2,048,412	Invesco Mortgage Capital Inc	30,890,053
	Multiline Retail – 1.1%
646,296	Big Lots Inc., (3)	26,834,210

Shares	Description (1)	Value
	Multi-Utilities – 1.5%
607,854	Black Hills Corporation	$ 36,167,313
	Oil, Gas & Consumable Fuels – 4.3%
2,408,747	Callon Petroleum Co, (2)	24,015,208
972,231	Delek US Holdings Inc.	35,700,322
2,214,492	HighPoint Resources Corp., (2)	8,237,910
3,200,848	Southwestern Energy Co, (2)	17,092,528
1,006,465	WPX Energy Inc., (2)	16,143,699
	Total Oil, Gas & Consumable Fuels	101,189,667
	Pharmaceuticals – 1.1%
706,410	Prestige Consumer Healthcare Inc., (2)	25,543,786
	Professional Services – 1.2%
601,341	Korn Ferry International	27,144,533
	Real Estate Management & Development – 1.6%
1,321,506	Washington Real Estate Investment Trust	36,830,372
	Semiconductors & Semiconductor Equipment – 1.4%
1,280,315	Cypress Semiconductor Corp	16,567,276
218,892	MKS Instruments Inc	16,130,152
	Total Semiconductors & Semiconductor Equipment	32,697,428
	Software – 1.5%
3,240,762	TiVo Corporation	35,648,382
	Specialty Retail – 1.7%
839,265	Aaron's Inc.	39,554,559
	Textiles, Apparel & Luxury Goods – 0.3%
316,982	Culp Inc	7,338,133
	Thrifts & Mortgage Finance – 4.9%
1,214,435	Flagstar Bancorp Inc, (2)	37,392,454
902,283	Ladder Capital Corp	15,194,446
1,824,223	Radian Group Inc.	35,006,839
643,408	WSFS Financial Corp	27,364,142
	Total Thrifts & Mortgage Finance	114,957,881
	Water Utilities – 1.3%
721,799	California Water Service Group	30,315,558

	Total Long-Term Investments (cost $2,439,285,337)	2,324,322,664

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.0%
	Money Market Funds – 2.0%
47,355,841	First American Government Obligations Fund, Class X, (4)	2.090% (5)	$ 47,355,841
	Total Investments Purchased with Collateral from Securities Lending (cost $47,355,841)		47,355,841

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.6%
	Money Market Funds – 0.6%
13,064,360	First American Treasury Obligations Fund, Class Z	2.075% (5)	$ 13,064,360
	Total Short-Term Investments (cost $13,064,360)		13,064,360
	Total Investments (cost $2,499,705,538) – 101.8%		2,384,742,865
	Other Assets Less Liabilities – (1.8)%		(41,926,877)
	Net Assets – 100%		$ 2,342,815,988
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $45,833,315.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2018
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $881,966,844, $202,907,803 and $2,439,285,337, respectively)	$1,103,434,542	$202,742,915	$2,324,322,664
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	1,425,000	47,355,841
Short-term investments, at value (cost approximates value)	13,571,521	5,511,584	13,064,360
Receivable for:
Dividends	1,755,681	130,971	165,989
Due from broker	248	51	29,711
Interest	16,238	6,655	36,619
Investments sold	—	2,210,767	11,494,986
Reclaims	—	1,223	—
Shares sold	2,927,671	2,395,510	5,528,383
Other assets	135,002	53,848	109,712
Total assets	1,121,840,903	214,478,524	2,402,108,265
Liabilities
Payable for:
Collateral from securities lending program	—	1,425,000	47,355,841
Investments purchased	5,893,840	6,085,446	2,967,822
Shares redeemed	2,053,603	130,284	5,990,399
Accrued expenses:
Directors fees	88,413	9,693	42,456
Management fees	651,958	116,523	1,438,688
12b-1 distribution and service fees	96,222	20,389	149,889
Other	423,249	121,804	1,347,182
Total liabilities	9,207,285	7,909,139	59,292,277
Net assets	$1,112,633,618	$206,569,385	$2,342,815,988
See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 264,270,672	$ 51,201,943	$ 291,121,562
Shares outstanding	18,452,714	1,315,796	12,678,965
Net asset value ("NAV") per share	$ 14.32	$ 38.91	$ 22.96
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 15.19	$ 41.28	$ 24.36
Class C Shares
Net assets	$ 31,111,355	$ 6,898,870	$ 70,077,211
Shares outstanding	2,213,367	187,819	3,614,003
NAV and offering price per share	$ 14.06	$ 36.73	$ 19.39
Class R3 Shares
Net assets	$ 27,927,268	$ 7,670,168	$ 47,205,463
Shares outstanding	1,959,033	198,992	2,104,752
NAV and offering price per share	$ 14.26	$ 38.55	$ 22.43
Class R6 Shares
Net assets	$ 172,214,512	$ 957,901	$ 121,943,298
Shares outstanding	11,790,434	24,499	5,117,712
NAV and offering price per share	$ 14.61	$ 39.10	$ 23.83
Class I Shares
Net assets	$ 617,085,622	$139,840,503	$1,812,443,826
Shares outstanding	42,532,403	3,578,109	76,187,447
NAV and offering price per share	$ 14.51	$ 39.08	$ 23.79
Class T Shares(1)
Net assets	$ 24,189	$ —	$ 24,628
Shares outstanding	1,667	—	1,036
NAV per share	$ 14.51	$ —	$ 23.76
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$ 14.88	$ —	$ 24.37
Fund level net assets consist of:
Capital paid-in	$ 810,516,022	$196,794,326	$2,392,143,479
Total distributable earnings	302,117,596	9,775,059	(49,327,491)
Fund level net assets	$1,112,633,618	$206,569,385	$2,342,815,988
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2018
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$ 31,700,594	$ 2,554,523	$ 38,959,154
Interest	127,338	37,390	456,349
Securities lending income	10,844	951	206,028
Foreign tax withheld on dividend income	(55,591)	(2,420)	—
Total investment income	31,783,185	2,590,444	39,621,531
Expenses
Management fees	7,654,933	1,106,613	18,286,520
12b-1 service fees - Class A Shares	703,817	112,927	819,940
12b-1 distibution and service fees - Class C Shares	374,407	78,146	786,738
12b-1 distibution and service fees - Class R3 Shares	162,318	28,982	260,145
12b-1 distibution and service fees - Class T Shares(1)	64	—	69
Shareholder servicing agent fees	1,187,581	210,412	4,040,167
Custodian fees	117,406	18,479	245,377
Directors fees	32,612	3,998	68,163
Professional fees	80,699	36,066	161,969
Shareholder reporting expenses	101,920	28,052	374,091
Federal and state registration fees	110,140	68,310	279,174
Other	14,276	3,176	24,058
Total expenses before fee waiver/expense reimbursement	10,540,173	1,695,161	25,346,411
Fee waiver/expense reimbursement	—	(199,918)	(955,770)
Net expenses	10,540,173	1,495,243	24,390,641
Net investment income (loss)	21,243,012	1,095,201	15,230,890
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	89,289,516	10,169,487	69,259,453
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(66,520,545)	(20,528,631)	(307,403,692)
Net realized and unrealized gain (loss)	22,768,971	(10,359,144)	(238,144,239)
Net increase (decrease) in net assets from operations	$ 44,011,983	$ (9,263,943)	$(222,913,349)

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Dividend Value		Mid Cap Value		Small Cap Value
	Year Ended 10/31/18	Year Ended(1) 10/31/17	Year Ended 10/31/18	Year Ended(1) 10/31/17	Year Ended 10/31/18	Year Ended(1) 10/31/17
Operations
Net investment income (loss)	$ 21,243,012	$ 17,146,833	$ 1,095,201	$ 797,334	$ 15,230,890	$ 8,153,212
Net realized gain (loss) from investments and foreign currency	89,289,516	133,532,827	10,169,487	8,474,802	69,259,453	12,900,252
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(66,520,545)	55,058,476	(20,528,631)	14,105,600	(307,403,692)	168,215,350
Net increase (decrease) in net assets from operations	44,011,983	205,738,136	(9,263,943)	23,377,736	(222,913,349)	189,268,814
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(34,728,444)	(40,843,271)	(2,999,640)	(1,294,938)	(2,578,153)	(5,555,137)
Class C Shares	(4,635,415)	(6,307,165)	(562,327)	(220,455)	(346,671)	(896,363)
Class R3 Shares	(4,035,422)	(5,107,072)	(390,060)	(181,989)	(248,991)	(793,391)
Class R6 Shares(4)	(23,647,109)	(8,364,844)	—	—	(610,197)	(588,604)
Class I Shares	(73,268,294)	(100,917,665)	(4,709,016)	(2,147,086)	(16,222,943)	(13,890,254)
Class T Shares(5)	(3,267)	(145)	—	—	(218)	—
Decrease in net assets from distributions to shareholders	(140,317,951)	(161,540,162)	(8,661,043)	(3,844,468)	(20,007,173)	(21,723,749)
Fund Share Transactions
Proceeds from sale of shares	323,024,720	340,459,426	144,755,470	13,994,130	1,445,452,753	1,688,046,899
Proceeds from shares issued to shareholders due to reinvestment of distributions	116,630,287	126,821,472	6,501,180	2,797,219	15,787,250	17,976,778
	439,655,007	467,280,898	151,256,650	16,791,349	1,461,240,003	1,706,023,677
Cost of shares redeemed	(322,670,588)	(459,391,430)	(37,204,641)	(25,479,246)	(813,996,405)	(545,225,086)
Net increase (decrease) in net assets from Fund share transactions	116,984,419	7,889,468	114,052,009	(8,687,897)	647,243,598	1,160,798,591
Net increase (decrease) in net assets	20,678,451	52,087,442	96,127,023	10,845,371	404,323,076	1,328,343,656
Net assets at the beginning of period	1,091,955,167	1,039,867,725	110,442,362	99,596,991	1,938,492,912	610,149,256
Net assets at the end of period	$1,112,633,618	$1,091,955,167	$206,569,385	$110,442,362	$2,342,815,988	$1,938,492,912

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended October 31, 2017, the Funds' distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Mid Cap Value’s Class R6 Shares were established on June 20, 2018.
(5)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
See accompanying notes to financial statements.

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Financial Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2018	$15.67	$0.25	$ 0.35	$ 0.60	$(0.24)	$(1.71)	$(1.95)	$14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
Class C (02/99)
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
Class R3 (09/01)
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
Class R6 (02/13)
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
Class I (08/94)
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
Class T (05/17)(e)
2018	15.85	0.26	0.36	0.62	(0.25)	(1.71)	(1.96)	14.51
2017(f)	15.00	0.09	0.85	0.94	(0.09)	—	(0.09)	15.85

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.72%	$ 264,271	1.08%	1.68%	1.08%	1.68%	68%
20.95	269,063	1.08	1.46	1.08	1.46	56
5.33	259,457	1.14	1.69	1.14	1.69	67
(0.87)	310,055	1.15	1.72	1.15	1.72	53
10.78	371,703	1.15	2.19	1.15	2.19	27

2.98	31,111	1.83	0.95	1.83	0.95	68
20.09	39,825	1.83	0.72	1.83	0.72	56
4.46	43,097	1.89	0.94	1.89	0.94	67
(1.59)	53,507	1.90	0.98	1.90	0.98	53
10.01	65,366	1.90	1.43	1.90	1.43	27

3.53	27,927	1.33	1.44	1.33	1.44	68
20.64	33,639	1.33	1.21	1.33	1.21	56
5.01	31,758	1.39	1.49	1.39	1.49	67
(1.12)	42,618	1.40	1.45	1.40	1.45	53
10.59	48,476	1.40	1.92	1.40	1.92	27

4.15	172,215	0.72	2.05	0.72	2.05	68
21.40	188,356	0.73	1.63	0.73	1.63	56
5.63	50,588	0.79	2.04	0.79	2.04	67
(0.51)	56,123	0.81	2.03	0.81	2.03	53
11.23	62,309	0.81	2.52	0.81	2.52	27

4.02	617,086	0.83	1.94	0.83	1.94	68
21.25	561,047	0.83	1.73	0.83	1.73	56
5.56	654,967	0.89	1.95	0.89	1.95	67
(0.64)	930,850	0.90	1.99	0.90	1.99	53
11.11	1,178,972	0.90	2.42	0.90	2.42	27

3.75	24	1.07	1.70	1.07	1.70	68
6.26	26	1.09*	1.47*	1.09*	1.47*	56
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2018	$42.32	$ 0.29	$(0.46)	$(0.17)	$(0.26)	$(2.98)	$(3.24)	$38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
Class C (02/99)
2018	40.17	—*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
Class R3 (09/01)
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
Class R6 (06/18)
2018(e)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.65)%	$ 51,202	1.31%	0.55%	1.17%	0.69%	49%
24.43	40,319	1.32	0.52	1.17	0.67	43
3.12	34,230	1.39	0.73	1.26	0.86	44
0.89	36,378	1.41	0.20	1.32	0.29	111
14.65	39,858	1.42	0.61	1.34	0.69	127

(1.41)	6,899	2.06	(0.14)	1.92	—**	49
23.52	7,474	2.07	(0.23)	1.92	(0.08)	43
2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127

(0.90)	7,670	1.56	0.30	1.42	0.44	49
24.11	5,284	1.57	0.28	1.42	0.43	43
2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127

(8.77)	958	0.93***	0.56***	0.79***	0.71***	49

(0.40)	139,841	1.07	0.80	0.92	0.95	49
24.75	57,365	1.07	0.77	0.92	0.92	43
3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2018	$25.19	$ 0.12	$(2.15)	$(2.03)	$(0.10)	$(0.10)	$(0.20)	$22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
Class C (02/99)
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
Class R3 (09/01)
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
Class R6 (06/16)
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(e)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
Class T (05/17)(f)
2018	26.06	0.13	(2.22)	(2.09)	(0.11)	(0.10)	(0.21)	23.76
2017(g)	24.12	0.05	1.89	1.94	—	—	—	26.06

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(8.12)%	$ 291,122	1.24%	0.43%	1.20%	0.47%	35%
23.06	326,495	1.26	0.43	1.22	0.46	29
6.85	167,840	1.34	0.65	1.30	0.68	40
7.95	48,656	1.40	0.32	1.39	0.34	49
9.61	44,739	1.47	0.25	1.43	0.28	55

(8.80)	70,077	1.99	(0.32)	1.95	(0.28)	35
22.14	71,902	2.01	(0.33)	1.97	(0.29)	29
6.08	26,815	2.09	(0.11)	2.05	(0.08)	40
7.10	4,507	2.15	(0.44)	2.14	(0.42)	49
8.81	3,008	2.21	(0.51)	2.18	(0.48)	55

(8.34)	47,205	1.49	0.17	1.45	0.21	35
22.79	42,975	1.51	0.18	1.47	0.22	29
6.58	26,510	1.59	0.43	1.56	0.46	40
7.62	14,516	1.65	0.07	1.64	0.09	49
9.38	11,530	1.72	0.01	1.68	0.04	55

(7.73)	121,943	0.82	0.82	0.78	0.86	35
23.40	52,508	0.85	0.82	0.81	0.86	29
3.00	19,967	0.89**	0.85**	0.83**	0.91**	40

(7.88)	1,812,444	0.99	0.67	0.95	0.71	35
23.40	1,444,587	1.01	0.66	0.97	0.70	29
7.09	369,016	1.09	0.90	1.05	0.93	40
8.22	91,044	1.15	0.58	1.14	0.59	49
9.89	71,521	1.22	0.51	1.18	0.54	55

(8.14)	25	1.23	0.44	1.20	0.47	35
8.08	27	1.24**	0.45**	1.20**	0.50**	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Rounds to less than $(0.01).
**	Annualized
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market

Notes to Financial Statements (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing service (“pricing service”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$1,103,434,542	$ —	$ —	$1,103,434,542
Short-Term Investments:
Money Market Funds	13,571,521	—	—	13,571,521
Total	$1,117,006,063	$ —	$ —	$1,117,006,063

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$202,742,915	$ —	$ —	$202,742,915
Investments Purchased with Collateral from Securities Lending	1,425,000	—	—	1,425,000
Short-Term Investments:
Money Market Funds	5,511,584	—	—	5,511,584
Total	$209,679,499	$ —	$ —	$209,679,499

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$2,324,322,664	$ —	$ —	$2,324,322,664
Investments Purchased with Collateral from Securities Lending	47,355,841	—	—	47,355,841
Short-Term Investments:
Money Market Funds	13,064,360	—	—	13,064,360
Total	$2,384,742,865	$ —	$ —	$2,384,742,865
3.  Portfolio Securities and Investments in Derivatives
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned secu-

Notes to Financial Statements (continued)
rities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Value	Common Stocks	$ 1,437,000	$ (1,437,000)	$ –
Small Cap Value	Common Stocks	45,833,315	(45,833,315)**	–
*     Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
**     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/18		Year Ended 10/31/17
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,789,126	$ 86,271,698	3,252,832	$ 48,611,811
Class A – automatic conversion of Class C Shares	29,018	427,811	—	—
Class C	253,170	3,702,096	332,592	4,902,772
Class R3	155,234	2,316,358	393,118	5,887,630
Class R6	794,027	12,158,135	9,153,787	142,649,915
Class I	14,229,038	218,148,622	9,093,037	138,382,298
Class T	—	—	1,667	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,163,746	31,854,985	2,554,462	37,112,083
Class C	288,294	4,159,311	393,367	5,609,078
Class R3	246,914	3,617,734	316,160	4,574,632
Class R6	1,569,413	23,552,126	548,889	8,143,032
Class I	3,579,638	53,446,131	4,856,847	71,382,647
Class T	—	—	—	—
	29,097,618	439,655,007	30,896,758	467,280,898
Shares redeemed:
Class A	(6,701,785)	(100,566,373)	(5,797,330)	(86,652,729)
Class C	(883,400)	(13,014,741)	(1,033,018)	(15,342,862)
Class C – automatic conversion to Class A Shares	(29,560)	(427,811)	—	—
Class R3	(599,099)	(9,023,109)	(659,159)	(9,817,501)
Class R6	(2,395,873)	(36,553,415)	(1,181,408)	(18,260,611)
Class I	(10,671,696)	(163,085,139)	(21,445,903)	(329,317,727)
Class T	—	—	—	—
	(21,281,413)	(322,670,588)	(30,116,818)	(459,391,430)
Net increase (decrease)	7,816,205	$ 116,984,419	779,940	$ 7,889,468

	Year Ended 10/31/18		Year Ended 10/31/17
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	504,154	$ 21,150,656	141,881	$ 5,511,280
Class A – automatic conversion of Class C Shares	3,862	162,100	—	—
Class C	131,905	5,251,382	39,217	1,427,985
Class R3	111,702	4,715,378	29,494	1,139,951
Class R6(1)	24,807	1,070,916	—	—
Class I	2,648,894	112,405,038	149,945	5,914,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,053	2,956,152	34,180	1,283,003
Class C	14,507	553,571	5,839	208,494
Class R3	9,739	390,060	4,887	181,989
Class R6(1)	—	—	—	—
Class I	64,012	2,601,397	29,825	1,123,733
	3,586,635	151,256,650	435,268	16,791,349
Shares redeemed:
Class A	(217,896)	(9,165,758)	(195,036)	(7,584,798)
Class C	(140,592)	(5,586,483)	(53,872)	(2,014,401)
Class C – automatic conversion to Class A Shares	(4,081)	(162,100)	—	—
Class R3	(48,404)	(2,017,859)	(57,433)	(2,233,082)
Class R6(1)	(308)	(13,342)	—	—
Class I	(484,850)	(20,259,099)	(346,426)	(13,646,965)
	(896,131)	(37,204,641)	(652,767)	(25,479,246)
Net increase (decrease)	2,690,504	$114,052,009	(217,499)	$ (8,687,897)

(1)	Mid Cap Value’s Class R6 Shares were established on June 20, 2018.

Notes to Financial Statements (continued)
	Year Ended 10/31/18		Year Ended 10/31/17
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,230,243	$ 134,186,274	11,940,955	$ 289,250,390
Class A – automatic conversion of Class C Shares	35	911	—	—
Class C	1,117,851	24,391,147	2,413,454	49,746,569
Class R3	1,165,064	29,195,083	1,036,530	24,488,752
Class R6	4,035,887	108,067,191	1,553,098	38,559,281
Class I	43,274,349	1,149,612,147	51,369,412	1,285,976,907
Class T	—	—	1,036	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	81,794	2,113,652	208,118	5,080,399
Class C	14,332	312,864	38,954	807,521
Class R3	8,226	207,560	28,763	685,693
Class R6	22,803	610,196	23,271	588,604
Class I	468,758	12,542,978	427,849	10,814,561
Class T	—	—	—	—
	55,419,342	1,461,240,003	69,041,440	1,706,023,677
Shares redeemed:
Class A	(5,595,699)	(143,396,780)	(7,187,583)	(172,634,105)
Class C	(884,376)	(19,196,642)	(582,747)	(11,946,909)
Class C – automatic conversion to Class A Shares	(41)	(911)	—	—
Class R3	(814,893)	(20,471,841)	(611,222)	(14,373,106)
Class R6	(953,783)	(25,396,792)	(483,203)	(12,005,971)
Class I	(22,927,932)	(605,533,439)	(13,428,683)	(334,264,995)
Class T	—	—	—	—
	(31,176,724)	(813,996,405)	(22,293,438)	(545,225,086)
Net increase (decrease)	24,242,618	$ 647,243,598	46,748,002	$1,160,798,591
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$772,655,539	$171,644,430	$1,445,048,538
Sales	772,155,153	67,470,872	795,808,097
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.

	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$897,189,356	$210,031,448	$2,503,846,696
Gross unrealized:
Appreciation	$261,884,244	$ 11,573,178	$ 105,751,770
Depreciation	(42,067,537)	(11,925,127)	(224,855,601)
Net unrealized appreciation (depreciation) of investments	$219,816,707	$ (351,949)	$ (119,103,831)
Permanent differences, primarily due to the federal taxes paid, securities litigation settlements and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2018, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' tax year end, were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ 3,786,653	$1,108,350	$17,888,912
Undistributed net long-term capital gains	78,600,137	9,027,947	51,924,244

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$43,461,880	$1,864,112	$12,080,019
Distributions from net long-term capital gains	96,856,071	6,796,931	7,927,154

2017	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$ 17,279,589	$ 979,431	$14,522,340
Distributions from net long-term capital gains	144,260,573	2,865,037	7,201,409

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2018, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1982%
Mid Cap Value	0.2000%
Small Cap Value	0.1610%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2020
Small Cap Value	0.99	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$98,900	$89,495	$543,952
Paid to financial intermediaries (Unaudited)	87,857	79,545	484,806
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$29,818	$52,082	$301,707
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$17,496	$19,633	$308,164
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$2,140	$1,797	$17,533
As of October 31, 2018, Nuveen owned shares of the following Funds as follows:
	Dividend Value	Small Cap Value
Class T Shares	1,667	1,036
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	Dividend Value	Small Cap Value
Maximum Outstanding Balance	$6,000,000	$4,400,000
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Dividend Value	Small Cap Value
Average daily balance outstanding	$6,000,000	$4,400,000
Average annual interest rate	2.90%	3.28%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities. During the current fiscal period, Mid Cap Values did not utilize this facility.

Notes to Financial Statements (continued)
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
The Funds’ distributions for the prior fiscal period were paid from net investment income unless indicated in the following table.
	Dividend Value	Mid Cap Value	Small Cap Value
Distributions to Shareholders
From net investment income:
Class A Shares	$ (4,068,899)	$ (315,526)	$ (919,855)
Class C Shares	(319,081)	(11,958)	—
Class R3 Shares	(471,943)	(34,019)	(63,889)
Class R6 Shares	(1,445,501)	—	(140,387)
Class I Shares	(10,974,020)	(617,928)	(3,306,782)
Class T Shares(1)	(145)	—	—
From accumulated net realized gains:
Class A Shares	(36,774,372)	(979,412)	(4,635,282)
Class C Shares	(5,988,084)	(208,497)	(896,363)
Class R3 Shares	(4,635,129)	(147,970)	(729,502)
Class R6 Shares	(6,919,343)	—	(448,217)
Class I Shares	(89,943,645)	(1,529,158)	(10,583,472)
Class T Shares(1)	—	—	—
Total distributions to shareholders:
Class A Shares	(40,843,271)	(1,294,938)	(5,555,137)
Class C Shares	(6,307,165)	(220,455)	(896,363)
Class R3 Shares	(5,107,072)	(181,989)	(793,391)
Class R6 Shares	(8,364,844)	—	(588,604)
Class I Shares	(100,917,665)	(2,147,086)	(13,890,254)
Class T Shares(1)	(145)	—	—

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
In addition, as of October 31, 2017, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Dividend Value	Mid Cap Value	Small Cap Value
UNII at the end of period	$2,095,053	$790,014	$6,500,624
10.  Subsequent Events
Class T Shares
On December 12, 2018, Dividend Value's and Small Cap Value's Class T Shares were liquidated.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2018:
	Dividend Value	Mid Cap Value	Small Cap Value
Long-term capital gain dividends	$107,056,219	$8,008,666	$19,675,527
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Dividend Value	Mid Cap Value	Small Cap Value
% of QDI	61.3%	100.0%	100.0%
% of DRD	61.3%	100.0%	100.0%
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Growth Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Dividend Value Fund (the “Dividend Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark for such periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Value Fund (the “Small Cap Value Fund”), the Board noted that although the Fund ranked in the third quartile of its Performance Peer Group and its performance was below the benchmark for the one-year period, the Fund ranked in the first quartile and outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Dividend Value Fund and the Mid Cap Value Fund each had a net management fee and a net expense ratio below the average of its respective Peer Group, and the Small Cap Value Fund had a net management fee below its Peer Group average and a net expense ratio in line with its Peer Group average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense caps for the Mid Cap Value Fund and the Small Cap Value Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	169
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	169

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	169
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	169
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	169
William J. Schneider(1) 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	169
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	169
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	169
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	169

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	83
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	169
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	169
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	169
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	169
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	169
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	169
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.	169
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	169
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	169

Directors and Officers (Unaudited) (continued)
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Schneider will retire from the Board as of December 31, 2018.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
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Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSTK-1018P690646-INV-Y-12/19

Mutual Funds
31 October 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Annual Report

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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terrence J. Toth
Chairman of the Board
December 21, 2018

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
James (Jim) Diedrich, CFA, has been the portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since 2006. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2005.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2018.
What factors affected the U.S. economy and the U.S. stock market during the twelve-month annual reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve's (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
U.S. equity markets weathered this confluence of events much better than overseas markets, producing positive returns and significantly outpacing international stocks. Spurred on by corporate tax cuts, the accelerating U.S. economy and strong corporate earnings, the domestic stock market continued to enjoy its longest bull market on record with major market indices hitting multiple new highs throughout the reporting period. By late January 2018, the Dow Jones Industrial Average had surpassed 26,000 and the S&P 500® hit 2,800 for the first time ever before U.S. equities experienced a short-lived sell-off. The markets remained volatile for a few months before climbing again throughout July, August and much of September 2018 with the S&P 500® reaching another new high of 2,930 on September 20, 2018. However, in the final five weeks of the reporting period, stocks sold off sharply as investor concerns over a number of issues grew. Continued strong corporate earnings results were not enough to offset fears about a future slowdown in earnings growth, the path of the Fed’s interest rate policy, the stronger dollar, rising input costs, a weak housing market, uncertain trade policy and slowing growth in China.
During the twelve-month reporting period, the domestic stock market advanced 7.35%, as measured by the S&P 500®. For part of the reporting period, U.S. investors favored small-cap stocks over larger-cap stocks, likely believing that these companies would benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. However, this segment was harder hit during the market correction at the end of the period leading small caps to underperform larger companies for the period as a whole, as measured by the 1.85% return for the Russell 2000® Index. Growth-oriented stocks led throughout the reporting period, beating out value stocks across the capitalization spectrum. For example, in the large-cap segment, the Russell 1000® Growth Index gained 10.71% versus the 3.03% return of the Russell 1000® Value. Meanwhile, geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling 6.85% as measured by the MSCI EAFE Index. The beleaguered emerging markets (EM) also finished the reporting period in the red. Angst surrounding the U.S. trade war with China, the stronger dollar, higher U.S. interest rates and elevated political cycle turmoil in EM countries were several of the factors that pressured this segment throughout the reporting period and led EM stocks to sell off sharply in the final weeks. The MSCI Emerging Markets Index produced a negative 12.52% return in U.S. dollar terms.
Nuveen Mid Cap Growth Opportunities
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
6

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $603.1 million and $65.0 billion, which is based on the June 30, 2018 reconstitution of the Russell Midcap® Index. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
During the reporting period, favorable results in the health care, financial and materials sectors, were offset by poor stock selection among the consumer discretionary, industrials and information technology sectors. Security selection in consumer discretionary accounted for the majority of the Fund’s performance shortfall during the reporting period. One of the sector’s biggest laggards was BorgWarner Inc., a leading global supplier of highly engineered systems and components primarily for automotive powertrain and drivetrain applications for light vehicles. Although quarterly results were strong, management lowered guidance due to tariffs and trade friction issues between the U.S. and China and the impact that could have on the auto market, as well as production volume headwinds in China. While we acknowledged that the company’s revised outlook was not due to company-specific issues, but rather directly correlated to macro issues, we sold the stock to invest in more attractive ideas in the discretionary sector.
We also saw weak results from Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zale’s in the U.S. Although the company reported earnings that were in line with expectations earlier in the reporting period, shares traded down due to significantly weaker-than-expected guidance. At the time, Signet Jewelers was facing near-term headwinds as a result of two strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a transformational plan. Because we believed these actions would significantly weigh on earnings, we sold the stock.
The Fund was also hindered by positions in two luxury casino and resort operators, Wynn Resorts Ltd and MGM Resorts International. Wynn’s shares sold off after multiple allegations of sexual misconduct surfaced against the company’s founder, CEO and chairman of the board Steve Wynn, forcing him to resign. The board has since appointed president Matt Maddox as the company’s new CEO. Wynn is also highly exposed to macro issues affecting China, including the country’s economic slowdown and increased trade tensions with the U.S., because of its properties in Macau and Cotai. MGM Resorts shares sold off after the company experienced a slowdown in its Las Vegas business due to continued overhang from the October 2017 shooting at its Mandalay Bay Resort and concert venue. We continue to hold both Wynn Resorts and MGM Resorts in the portfolio because we believe the Las Vegas and China slowdowns will be temporary.
In the industrial sector, results were negative due in part to weak performance from WABCO Holdings Inc., a producer of electronic braking, stability, suspension and transmission automation systems for commercial vehicles. WABCO’s shares rose in the first few months to reach an all-time high by late January 2018, before falling throughout the remainder of the reporting period. Growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs created a sentiment headwind among industrial stocks such as WABCO. As a result, we sold the stock.
Although the information technology sector had several standout performers, including Worldpay Inc. and GoDaddy Inc., it was also home to a couple of detractors. We saw weak results from LogMeIn Inc., a provider of software-as-a-service (Saas) and cloud-based remote connectivity services. Although LogMeIn reported solid results, management lowered full-year guidance due to increasing weakness in its core collaboration segment. We underestimated the rising competitive challenges in the company’s GoTo collaboration segment and sold our position during the reporting period. Results were also hurt by the timing of our purchases of Splunk Inc., a pro-
7

Portfolio Managers’ Comments (continued)
vider of software that collects, monitors and analyzes machine-generated data to help organizations extract more value. Although the company’s shares performed well over the reporting period as a whole, we initiated our position in March 2018 and added to it in late August 2018. Shares sold off after Splunk reported a slowdown in net new customer additions and again at the end of the reporting period in conjunction with some other high growth/high valuation stocks. We continue to own Splunk in our portfolio.
Elsewhere in the sector, the Fund saw weak results from a position in Wix.com Limited, which offers free web page building to businesses and individuals that don’t have the financial resources or programming knowledge to do it themselves. The company has more than 40 million registered users and generates revenue from over 700,000 premium subscribers. Shares took a step back during the reporting period after Wix.com reported mixed third-quarter results. Although revenues, collections growth and sub-metrics were generally solid, operating expenses were higher than expected due to research and development, foreign currency impact and investments in the recently acquired DeviantArt. We continue to own the stock.
The Fund’s results were also hindered by our lack of exposure to Square Inc., which saw a significant share price advance during the reporting period. Square provides point-of-sale software and hardware that enable sellers to turn mobile and computing devices into payment and point-of-sale solutions. We didn’t own the stock due to valuation concerns and because we own First Data Corporation, which has a division that is similar called Clover.
Lastly, our position in video game developer and distributor Electronic Arts Inc. detracted from the Fund’s performance. The company was previously in the technology sector and shifted to the newly created communication services sector. Electronic Arts has been one of the best performing software stocks over the past few years, reaching all-time highs midway through 2018. However, shares were pressured later in the reporting period, in part because of competition. Although we believed prospects were still strong for Electronic Arts, we sold our position because its market capitalization had grown too large for a mid-cap focused growth strategy. We took the proceeds and added to our position in Take-Two Interactive Software Inc., which is a true mid-cap growth videogame developer.
The health care sector was the Fund’s greatest source of strength led by a position in Novocure Limited, a commercial-stage medical device company with a unique, patented technology for treating solid tumor cancers. The firm recently received approval for use of its therapy in newly diagnosed glioblastoma, in combination with chemotherapy. Novocure’s shares advanced sharply after the company reported strong patient uptake in its existing glioblastoma treatment in the U.S., a successful launch in Japan and strong final Phase II data for use of its treatment for a new indication, mesothelioma. We continue to own Novocure in our portfolio.
Also in health care, we saw strength from our position in Teladoc, Inc., the first and largest U.S. telehealth service. Shares surged after the company reported very strong first- and second-quarter results that were ahead of consensus. Also, the acquisition of Advance Medical to increase Teladoc’s presence outside the U.S. was immediately accretive and formal guidance given last quarter was ahead of consensus expectations. In addition, CVS Health announced it has begun to introduce the company’s virtual visit offering in MinuteClinics across nine states and expects to expand nationwide by the end of 2018. This distribution channel represents a near-term and medium-term opportunity for Teladoc, since telemedicine is an important part of CVS Health’s long-term strategy. We have maintained our position.
A position in HealthEquity Inc., one of the nation’s leading health savings account (HSA) administrators, also aided the Fund’s results. The company provides a service platform for managed care organizations and employers to allow consumers to monitor and control tax-advantaged health care saving and spending. HealthEquity continues to gain market share in a growing industry with all key growth metrics outpacing the industry and expectations. We are maintaining our position. We also benefited from a position in Centene Corporation, a managed care organization operating in the Medicaid and specialty services markets. Its Medicaid business provides health insurance sponsored by the state and federal government for qualified lower income individuals. Shares advanced during the reporting period after Centene continued to show strong growth in its core Medicaid business. In addition, the company has demonstrated continued strong performance in its health exchange business and overall controlled cost trends due to strong medical loss management. We continue to hold a position in Centene in the portfolio.
8

In the financial sector, the Fund also benefited from a position in Axos Financial Inc. (formerly called BofI Holding), a consumer focused, nationwide savings bank with a unique approach to banking primarily via the internet instead of branch locations. Axos Financial reported favorable quarterly results including strong net loan growth and net interest margin expansion, while maintaining excellent credit quality. We sold Axos Financial midway through the reporting period because the positive catalysts we were looking for had occurred and the stock had reached our price target.
Online brokerage firm E*TRADE Financial Corporation was another top contributor in the financial sector. During the reporting period, E*TRADE reported strong first-quarter earnings highlighted by stronger-than-expected net interest margin (NIM) and increased trading activity due to heightened volatility in the market. Management also raised guidance for both earnings and NIM. Overall, earnings growth continues to outpace the company’s peers as growth metrics have started to inflect higher in conjunction with strong equity markets and higher interest rates. We believe the company’s excess capital provides optionality for further balance sheet growth, share repurchases or mergers and acquisitions, which can provide a tailwind to both the top and bottom lines. Although the stock experienced some volatility toward the end of the reporting period, we continue to hold E*TRADE in the portfolio.
Finally, in the materials sector, the Fund benefited from strong security selection as well as an underweight position among more-commodity based names in the sector. The sector’s top contributor was CF Industries Holdings Inc., the largest global ammonia producer and a pure-play nitrogen fertilizer producer with advantaged low cost natural gas feedstock. During the reporting period, the company posted a record quarter all the way around beating on revenue and earnings. The company remains well positioned to capitalize on our expectation of an agricultural recovery, especially in corn, the largest user of ammonia and urea. Therefore, we continue to hold the stock.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 2000® Growth Index and underperformed the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $52.0 million to $6.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2018. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s outperformance versus the Russell 2000® Growth benchmark was mainly the result of favorable stock selection in the information technology, health care, energy and consumer discretionary sectors. Technology holdings were a particular source of strength from an absolute and relative standpoint, propelled largely by strong company financial reports. In the software group, three information security companies, SailPoint Technologies Holdings Inc., Varonis Systems Inc. and Rapid7 Inc., confirmed the significant need for enterprise protection in an environment of persistent threats. SailPoint Technologies provides software solutions to help companies gain insights about who has access to certain resources and how they are being used. We originally participated in the company’s initial public offering (IPO) in November 2017 and then further filled out the Fund’s position as the reporting period progressed. In February 2018, SailPoint’s management forecasted an outlook for topline growth above 20% in 2018, which appeared conservative. Throughout 2018, management beat expectations and raised revenue guidance with implied growth of approximately 30% in 2018.
9

Portfolio Managers’ Comments (continued)
We exited our position in the third quarter due to concerns about fourth-quarter growth and valuation. Varonis Systems offers companies a data security platform that protects their files and email servers from cyberattacks and insider threats. The company continued to benefit from the rollout of General Data Protection Regulations (GDPR) that went into effect in the European Union in May 2018 and has been able to drive topline growth in excess of 20% over the past year. Rapid7 is also a cyber security company focused on vulnerability management. The company’s solutions help customers identify vulnerabilities within their network before a breach occurs as well as detect a breach if one does happen. Rapid7 has recently been transitioning to a recurring revenue model and has consistently been exceeding expectations. We have maintained positions in Varonis Systems and Rapid7 in the Fund’s portfolio.
Also during the reporting period, a new position in SendGrid Inc., a cloud-based e-mail infrastructure platform provider, proved to be a strong performer. SendGrid helps other companies deliver mass emails reliably, effectively and at scale. During the reporting period, the market was concerned that the company’s emailing capabilities would be negatively impacted by the implementation of GDPR in Europe. However, SendGrid’s customer volumes actually accelerated due to the rollout of GDPR. We continue to hold SendGrid because we believe the company will be able to expand to more of a cloud engagement platform that will be driven by both its email and marketing campaigns businesses.
Another top contributor in technology was a position in Twilio Inc., a leading provider of cloud communications technology that plays a critical role for software developers by allowing them to easily and securely build communication services. During the reporting period, the company reported extremely strong results that beat expectations in terms of both topline growth and gross margin growth. On top of that, Twilio raised full-year guidance based on ongoing strength as developers continue to adopt the company’s product. Twilio’s shareholders bid up the shares based on confidence that growth should continue and gross margins should move higher. Given the stock’s strong move during the reporting period, we sold our position in Twilio after it reached our price target and the company’s market cap hit $6 billion.
The Fund’s health care holdings were also significant drivers of absolute and relative performance during the reporting period, propelled by strong quarterly financial reports and substantial multiple expansion among medical technology and health care services shares as investors sought insulation from foreign trade issues and drug pricing rhetoric. The Fund’s top contributor in the sector was Teladoc, Inc., the nation’s first and leading provider of virtual medicine services. Shares surged after the company reported very strong first- and second-quarter results that were ahead of consensus. Also, the acquisition of Advance Medical to increase Teladoc’s presence outside the U.S. was immediately accretive and formal guidance given last quarter was ahead of consensus expectations. In addition, CVS Health announced it has begun to introduce Teladoc’s virtual visit offering in MinuteClinics across nine states, and expects to expand nationwide by year end. Toward the end of the reporting period, we sold our position in Teladoc because the shares had reached our price objective.
We also saw strength from our position in Insulet Corporation, the manufacturer of the Omnipod wearable insulin patch pump for diabetes patients. The company reported strong revenue and earnings growth for fourth quarter and full-year 2017 that exceeded guidance. As the reporting period progressed, shares responded favorably to news that the Omnipod system would be receiving Medicare and Medicaid coverage for users beginning in 2019, as well as inclusion in a pair of large commercial insurance plans. Shares of home health care provider Amedisys Inc. staged a healthy advance following solid first-quarter organic volume growth in home health and hospice. More importantly, the company also benefited from the proposed new reimbursement framework issued by the Center for Medicare and Medicaid Services (CMS) that should provide much better rate clarity for the major providers in the space over the next five years. We have maintained the Fund’s positions in both Insulet and Amedisys.
Also, shares of AtriCure, Inc. advanced strongly following solid first-quarter and second-quarter 2018 earnings reports. Investors also appeared to be anticipating trial results in the year ahead that will place AtriCure in a potentially strong position in the atrial fibrillation space, leading to a significant revenue and margin uplift for shares that were trading at a below-group average multiple. Shares of Merit Medical Systems Inc., a diversified manufacturer of medical devices targeting interventional and diagnostic procedures, performed strongly. The company demonstrated that it was able to successfully integrate a sizeable acquisition from a larger competitor, while simultaneously providing accelerating high single-digit organic growth coupled with continued increases in gross margin. We continue to own both AtriCure and Merit Medical in the portfolio.
10

Despite the Fund’s strong results in health care, a position in recently purchased specialty pharmaceutical company OptiNose Inc. was a drag on performance. The company provides a unique delivery modality for the treatment of chronic rhinosinusitis called Xhance that appears to be an effective and less invasive option for patients. OptiNose provided an underwhelming second-quarter financial report that showed little retail traction of Xhance stemming from emerging insurance coverage as well as seasonal weakness. Consequently, we sold our position in OptiNose .
Stock selection in the energy sector also aided relative performance, although the group was certainly the most negative in terms of its absolute return in the index. We focused the Fund’s energy holdings in Permian Basin producers. Shares advanced sharply for one of our positions, RSP Permian Inc., after the company announced it would be acquired by a larger energy producer, Concho Resources Inc., for nearly a 30% premium. Additionally, the Fund benefited from our avoidance of energy services names, where the potential for capacity additions and moderating activity created uncertainty over pricing in the second half of 2018.
The consumer discretionary sector featured a number of strong performers during the reporting period. In particular, the Fund benefited from our focus on companies that we believed would capitalize on the disproportionate benefits of tax reform for lower-to-middle income consumers. The Fund’s top stock in the sector was chicken wing chain Wingstop Inc. Shares jumped sharply in early August 2018 to reach all-time highs after the company reported an impressive second quarter highlighted by better-than-expected earnings and same-store sales guidance. While we continued to own Wingstop in the portfolio as an attractive franchise restaurant name, we pared the position back on the basis of valuation. In the off-priced retail area, shares of Ollie’s Bargain Outlet Holdings, Inc. performed exceptionally well relative to its small-cap retail peers during the reporting period as the company continued to expand its footprint into the $65 billion closeout market. Ollie’s Bargain Outlet has experienced solid revenue growth driven largely by new store openings. The company has been able to successfully drive customer frequency in core household essentials, control costs on a company and store-level basis, and benefit from opportunistic procurements such as toys during the recent bankruptcy of Toys-R-Us.
On the downside, the discretionary sector was home to one significant detractor of note, Installed Building Products Inc. The company is the nation’s second largest installer of residential insulation and related building products. Installed Building Products reported fourth-quarter incremental margins that were weaker than expected as a result of product mix and allocation constraints in roll insulation. As the reporting period progressed, investors punished the home-building products category due to fears about rising mortgage rates and home affordability. Also, concerns regarding the impact of higher input costs and rising wage rates on margins weighed on these names. We decided to exit our position in Installed Building Products because of these headwinds.
The financial sector was one of the few areas of weakness in the Fund during the reporting period. The most significant detractor in the group was our position in Essent Group Ltd., which provides mortgage insurance, reinsurance and risk management products. After reaching all-time highs in early 2018, shares dropped sharply due to competitive pressures brought on by the Federal Home Loan Mortgage Corporation (Freddie Mac). The government-sponsored entity announced a wholesale approach to mortgage insurance that created an overhang for the entire group, which led us to exit our position in Essent Group. Also, performance was hindered by a position in bank holding company Eagle Bancorp Inc., the provider of consumer and commercial banking services through its subsidiary EagleBank. Shares were hit hard following the dissemination of a report that management had offered selected customers low-cost loans in exchange for partial ownership interests. The allegations raised questions about the company’s internal controls as well as the quality of its loan book. As a risk management measure, we eliminated Eagle Bancorp pending reassurance that this would not become a larger issue.
Stock selection also detracted in the industrial sector, which experienced sentiment headwinds at the macro level during the reporting period, mainly due to growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs. Additionally, inflationary pressures stemming from materials, wages and transportation costs created concerns over operating leverage potential despite the generally favorable demand markers that companies were seeing. The biggest laggard in industrials was Interface, Inc., the world’s largest manufacturer of modular carpet for commercial and residential applications. The company’s shares lagged despite improved revenue and order trends. We continue to hold shares because we believe the fundamentals of its flooring markets remain healthy. We expect earnings accretion from a recent rubber flooring acquisition and the management of input costs will help to improve investor sentiment. The Fund also experienced weak results from Kratos Defense & Security Solutions Inc., a manufacturer of
11

Portfolio Managers’ Comments (continued)
defense systems including unmanned aerial technology. Shares were down following a secondary offering to reduce leverage, as well as late-year 2017 federal budget uncertainties and the potential impact on defense spending. We eliminated the Fund’s position given the budget overhang, the push-out in investment catalysts and in a move to improve quality in the group.
Also in industrials, global window and door manufacturer JELD-WEN Holding Inc. was negatively impacted by higher freight costs and labor inefficiencies and wasn’t able to offset those with pricing increases, leading to lower guidance for margins in 2018. Therefore, we sold our holding in JELD-WEN. Finally, shares of machine tool manufacturer Kennametal Inc. sagged following its first-quarter results that showed a notable increase in labor cost pressures. However, the company continues to see healthy organic growth trends as its energy, industrial and mining end markets have recovered. Also, automation investments made by Kennametal may gain traction later in 2018. We continue to hold the shares because our key investment thesis remain intact.
In the materials area, the Fund experienced weak results from a position in specialty chemical, coating and pigment company Ferro Corporation. Several headwinds took many chemical companies share prices lower during the reporting period including rising oil prices (because oil is typically a significant input cost for these companies), tariff discussions and the strengthening dollar. We continue to hold Ferro because we believe the company can successfully manage through this environment by optimizing its product mix to improve organic volume growth, while we also believe upside from some sort of merger and acquisition (M&A) activity remains likely.
12

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
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14

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
15

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.35%	7.73%	13.34%
Class A Shares at maximum Offering Price	(3.53)%	6.46%	12.67%
Russell Midcap® Growth Index	6.14%	10.10%	15.10%
Lipper Mid-Cap Growth Funds Classification Average	6.34%	9.00%	13.41%
Class C Shares	1.60%	6.92%	12.50%
Class R3 Shares	2.09%	7.46%	13.06%
Class I Shares	2.61%	8.00%	13.62%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	2.75%	8.15%	10.67%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.28%	10.81%	12.31%
Class A Shares at maximum Offering Price	10.53%	9.51%	11.64%
Class C Shares	16.39%	9.98%	11.47%
Class R3 Shares	16.99%	10.54%	12.03%
Class I Shares	17.57%	11.09%	12.59%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	17.71%	11.25%	13.16%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	1.48%	0.84%	0.98%
Net Expense Ratios	1.17%	1.92%	1.42%	0.78%	0.92%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.89%	8.60%	14.26%
Class A Shares at maximum Offering Price	1.70%	7.32%	13.59%
Russel 2000® Growth Index	4.13%	8.75%	13.89%
Lipper Small-Cap Growth Funds Classification Average	10.11%	8.72%	14.06%
Class C Shares	7.05%	7.79%	13.42%
Class R3 Shares	7.60%	8.32%	13.98%
Class I Shares	8.14%	8.86%	14.55%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	8.24%	16.98%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	23.80%	11.74%	12.90%
Class A Shares at maximum Offering Price	16.66%	10.43%	12.23%
Class C Shares	22.88%	10.92%	12.05%
Class R3 Shares	23.52%	11.46%	12.61%
Class I Shares	24.16%	12.02%	13.18%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	24.26%	24.82%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
18

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.05%	1.17%
Net Expense Ratios	1.25%	2.00%	1.50%	0.88%	1.00%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Holding Summaries    as of October 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.5%
Exchange-Traded Funds	0.6%
Investments Purchased with Collateral from Securities Lending	0.7%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	13.5%
Software	10.5%
Capital Markets	8.6%
Health Care Equipment & Supplies	6.7%
Specialty Retail	6.3%
Health Care Providers & Services	4.9%
Aerospace & Defense	4.6%
Life Sciences Tools & Services	4.1%
Hotels, Restaurants & Leisure	3.8%
Interactive Media & Services	2.6%
Electrical Equipment	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Chemicals	2.1%
Internet & Direct Marketing Retail	2.1%
Media	1.9%
Entertainment	1.9%
Technology Hardware, Storage & Peripherals	1.9%
Other	18.9%
Investments Purchased with Collateral from Securities Lending	0.7%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
First Data Corporation, Class A	2.9%
Total System Services Inc.	2.2%
Edwards Lifesciences Corp	2.1%
Expedia Group Inc.	2.1%
Centene Corporation	2.1%
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Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.0%
Investments Purchased with Collateral from Securities Lending	4.2%
Money Market Funds	2.8%
Other Assets Less Liabilities	(6.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Equipment & Supplies	8.9%
Software	8.8%
Biotechnology	6.8%
Hotels, Restaurants & Leisure	5.5%
Specialty Retail	5.0%
Commercial Services & Supplies	4.6%
Health Care Technology	4.2%
Chemicals	4.2%
Semiconductors & Semiconductor Equipment	4.0%
Banks	3.6%
Oil, Gas & Consumable Fuels	3.4%
Health Care Providers & Services	3.2%
Communications Equipment	3.2%
Machinery	2.9%
Life Sciences Tools & Services	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Building Products	2.5%
Electronic Equipment, Instruments & Components	1.9%
Construction & Engineering	1.7%
Other	19.1%
Investments Purchased with Collateral from Securities Lending	4.2%
Money Market Funds	2.8%
Other Assets Less Liabilities	(6.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Merit Medical Systems Inc.	1.9%
Vocera Communications Inc.	1.7%
Ingevity Corporation	1.7%
MasTec Inc.	1.7%
Plantronics Inc.	1.7%
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Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2018.
The beginning of the period is May 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 973.50	$ 969.70	$ 972.10	$ 975.30	$ 974.60
Expenses Incurred During the Period	$ 5.82	$ 9.53	$ 7.06	$ 3.88	$ 4.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,021.27	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 3.97	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.78% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
22

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.20	$1,017.90	$1,020.50	$1,020.20
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 7.58	$ 4.53	$ 5.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.69	$1,020.72	$1,020.21
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 7.58	$ 4.53	$ 5.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.89% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
23

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
24

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 98.5%
	Aerospace & Defense – 4.6%
46,970	L3 Technologies Inc.	$8,899,406
140,685	Textron Inc.	7,544,936
36,904	TransDigm Group Inc., (2)	12,187,546
	Total Aerospace & Defense	28,631,888
	Air Freight & Logistics – 1.1%
75,143	XPO Logistics Inc., (2)	6,716,281
	Banks – 1.8%
113,194	East West Bancorp Inc.	5,935,893
112,700	Western Alliance Bancorp, (2)	5,436,648
	Total Banks	11,372,541
	Capital Markets – 8.6%
229,692	E*TRADE Financial Corporation	11,351,379
41,440	Evercore Inc., Class A	3,385,234
49,388	Moody's Corp	7,184,966
46,534	MSCI Inc.	6,997,783
104,373	Nasdaq Inc.	9,050,183
105,541	Raymond James Financial Inc.	8,093,939
133,080	TD Ameritrade Holding Corp	6,882,897
	Total Capital Markets	52,946,381
	Chemicals – 2.1%
63,401	Celanese Corp	6,146,093
147,470	CF Industries Holdings Inc.	7,082,984
	Total Chemicals	13,229,077
	Communications Equipment – 1.4%
47,867	Palo Alto Networks Inc., (2)	8,761,576
	Consumer Finance – 0.5%
46,149	Discover Financial Services	3,215,201
	Diversified Consumer Services – 1.5%
72,614	Grand Canyon Education Inc., (2)	9,054,966
	Electrical Equipment – 2.4%
88,195	AMETEK Inc.	5,916,121
54,251	Rockwell Automation Inc.	8,936,767
	Total Electrical Equipment	14,852,888
25

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.8%
123,804	Amphenol Corp	$ 11,080,458
	Energy Equipment & Services – 0.3%
47,753	Apergy Corp, (2)	1,861,890
	Entertainment – 1.9%
91,175	Take-Two Interactive Software Inc., (2)	11,749,722
	Health Care Equipment & Supplies – 6.7%
34,460	DexCom Inc., (2)	4,575,254
88,509	Edwards Lifesciences Corp, (2)	13,063,929
59,206	Insulet Corporation, (2)	5,222,561
202,250	Novocure Limited, (2)	6,702,565
31,258	Teleflex Inc.	7,525,051
39,059	Zimmer Biomet Holdings Inc.	4,436,712
	Total Health Care Equipment & Supplies	41,526,072
	Health Care Providers & Services – 4.9%
98,037	Centene Corporation, (2)	12,776,182
51,301	Cigna Corporation	10,968,667
72,993	HealthEquity Inc., (2)	6,700,757
	Total Health Care Providers & Services	30,445,606
	Health Care Technology – 1.3%
32,190	Tabula Rasa HealthCare Inc., (2)	2,378,197
78,755	Teladoc, Inc., (2)	5,460,872
	Total Health Care Technology	7,839,069
	Hotels, Restaurants & Leisure – 3.8%
380,505	MGM Resorts International	10,151,873
138,001	Norwegian Cruise Line Holdings Ltd, (2)	6,081,704
72,215	Wynn Resorts Ltd	7,264,829
	Total Hotels, Restaurants & Leisure	23,498,406
	Household Durables – 0.7%
126,849	DR Horton Inc.	4,561,490
	Industrial Conglomerates – 1.1%
22,863	Roper Technologies Inc.	6,467,943
	Interactive Media & Services – 2.6%
49,577	IAC/InterActiveCorp	9,746,342
189,120	Twitter Inc., (2)	6,571,920
	Total Interactive Media & Services	16,318,262
	Internet & Direct Marketing Retail – 2.1%
101,914	Expedia Group Inc.	12,783,073
26

Shares	Description (1)	Value
	IT Services – 13.5%
86,455	DXC Technology Co	$6,296,518
952,135	First Data Corporation, Class A, (2)	17,843,010
53,797	FleetCor Technologies Inc., (2)	10,761,014
93,690	GoDaddy Inc., (2)	6,855,297
325,915	Perspecta Inc.	7,981,658
23,814	Shopify Inc., (2)	3,289,904
151,291	Total System Services Inc.	13,790,175
45,483	Wix.com Limited, (2)	4,427,770
130,736	Worldpay Inc., Class A, (2)	12,006,794
	Total IT Services	83,252,140
	Life Sciences Tools & Services – 4.1%
420,086	Accelerate Diagnostics Inc., (2)	6,276,085
65,528	IQVIA Holdings Inc., (2)	8,055,357
56,713	Waters Corp, (2)	10,757,889
	Total Life Sciences Tools & Services	25,089,331
	Machinery – 0.9%
41,643	IDEX Corp	5,281,165
	Media – 1.9%
130,249	GCI Liberty Inc., (2)	6,164,685
136,669	Liberty Media Corp-Liberty SiriusXM, (2)	5,636,230
	Total Media	11,800,915
	Multiline Retail – 1.3%
74,084	Dollar General Corp	8,251,476
	Oil, Gas & Consumable Fuels – 1.4%
466,092	Marathon Oil Corporation	8,851,087
	Professional Services – 1.5%
174,430	IHS Markit Ltd, (2)	9,162,808
	Road & Rail – 1.7%
42,057	JB Hunt Transport Services Inc.	4,651,925
59,454	Kansas City Southern	6,061,930
	Total Road & Rail	10,713,855
	Semiconductors & Semiconductor Equipment – 2.3%
54,080	Lam Research Corporation	7,664,758
55,817	Monolithic Power Systems Inc.	6,593,104
	Total Semiconductors & Semiconductor Equipment	14,257,862
	Software – 10.5%
21,982	Atlassian Corp PLC, (2)	1,668,654
80,785	Autodesk Inc., (2)	10,441,461
253,239	Cadence Design Systems Inc., (2)	11,286,862
27

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Software (continued)
252,293	Dropbox Inc., (2)	$5,921,317
104,875	PTC Inc., (2)	8,642,749
45,649	Red Hat Inc., (2)	7,835,194
61,860	ServiceNow Inc., (2)	11,199,134
81,422	Splunk Inc., (2)	8,129,173
	Total Software	65,124,544
	Specialty Retail – 6.3%
34,463	O'Reilly Automotive Inc., (2)	11,054,007
98,961	Ross Stores Inc.	9,797,139
102,209	Tractor Supply Co	9,391,985
31,074	Ulta Beauty Inc., (2)	8,530,435
	Total Specialty Retail	38,773,566
	Technology Hardware, Storage & Peripherals – 1.9%
146,286	NetApp Inc.	11,481,988
	Total Common Stocks (cost $527,163,444)	608,953,527

Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 0.6%
52,884	SPDR S&P Biotech ETF, (4)	$ 4,183,653
	Total Exchange-Traded Funds (cost $4,400,194)	4,183,653

	Total Long-Term Investments (cost $531,563,638)	613,137,180

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	Money Market Funds – 0.7%
4,224,480	First American Government Obligations Fund, Class X, (5)	2.090% (6)	$ 4,224,480
	Total Investments Purchased with Collateral from Securities Lending (cost $4,224,480)		4,224,480

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.2%
	Money Market Funds – 0.2%
1,151,909	First American Treasury Obligations Fund, Class Z	2.075% (6)	$ 1,151,909
	Total Short-Term Investments (cost $1,151,909)		1,151,909
	Total Investments (cost $536,940,027) – 100.0%		618,513,569
	Other Assets Less Liabilities – (0.0)%		(289,496)
	Net Assets – 100%		$ 618,224,073
28

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,177,483.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
29

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.0%
	COMMON STOCKS – 99.0%
	Aerospace & Defense – 1.3%
30,091	Mercury Systems Inc., (2)	$ 1,410,064
	Banks – 3.6%
30,465	Cathay General Bancorp	1,147,617
74,241	Home BancShares Inc.	1,413,549
27,728	Preferred Bank Los Angeles	1,425,496
	Total Banks	3,986,662
	Biotechnology – 6.8%
21,692	Autolus Therapeutics PLC, (2), (3)	618,222
51,818	Fate Therapeutics Inc., (2)	645,652
33,844	Immunomedics Inc., (2), (3)	762,505
6,043	Ligand Pharmaceuticals Inc., (2)	995,947
5,299	Loxo Oncology Inc., (2)	808,945
57,937	Natera Inc., (2)	1,272,297
24,184	Repligen Corporation, (2)	1,311,256
4,326	Sage Therapeutics Inc., (2)	556,670
41,250	Viking Therapeutics Inc., (2), (3)	561,000
	Total Biotechnology	7,532,494
	Building Products – 2.5%
30,681	CSW Industrials Inc., (2)	1,412,246
37,662	Gibraltar Industries Inc.	1,342,274
	Total Building Products	2,754,520
	Capital Markets – 1.3%
18,106	Evercore Inc., Class A	1,479,079
	Chemicals – 4.2%
91,246	Ferro Corporation	1,545,707
44,327	GCP Applied Technologies Inc., (2)	1,151,172
21,042	Ingevity Corporation, (2)	1,916,506
	Total Chemicals	4,613,385
	Commercial Services & Supplies – 4.6%
38,300	Casella Waste Systems Inc., Class A, (2)	1,247,048
40,409	HNI Corporation	1,531,097
77,403	Interface Inc.	1,260,895
9,967	MSA Safety Inc.	1,040,953
	Total Commercial Services & Supplies	5,079,993
30

Shares	Description (1)	Value
	Communications Equipment – 3.2%
51,854	Ciena Corporation, (2)	$1,620,956
31,996	Plantronics Inc.	1,886,804
	Total Communications Equipment	3,507,760
	Construction & Engineering – 1.7%
43,441	MasTec Inc., (2)	1,890,118
	Consumer Finance – 1.0%
14,548	Green Dot Corp, (2)	1,101,866
	Diversified Consumer Services – 1.3%
11,155	Grand Canyon Education Inc., (2)	1,391,029
	Electronic Equipment, Instruments & Components – 1.9%
56,608	Arlo Technologies Inc., (2)	769,303
25,176	Belden Inc.	1,360,763
	Total Electronic Equipment, Instruments & Components	2,130,066
	Food Products – 1.4%
82,376	Nomad Foods Ltd, (2)	1,573,382
	Health Care Equipment & Supplies – 8.9%
41,891	AtriCure, Inc., (2)	1,332,553
17,792	Insulet Corporation, (2)	1,569,432
17,439	iRhythm Technologies Inc., (2)	1,347,337
11,133	LivaNova PLC, (2)	1,246,785
37,056	Merit Medical Systems Inc., (2)	2,116,639
35,913	Novocure Limited, (2)	1,190,157
24,342	STAAR Surgical Co, (2)	976,357
	Total Health Care Equipment & Supplies	9,779,260
	Health Care Providers & Services – 3.2%
11,309	Amedisys Inc., (2)	1,243,990
21,781	AMN Healthcare Services Inc., (2)	1,102,554
13,084	LHC Group Inc., (2)	1,196,270
	Total Health Care Providers & Services	3,542,814
	Health Care Technology – 4.2%
19,368	Omnicell Inc., (2)	1,369,318
18,943	Tabula Rasa HealthCare Inc., (2)	1,399,509
55,247	Vocera Communications Inc., (2)	1,917,623
	Total Health Care Technology	4,686,450
	Hotels, Restaurants & Leisure – 5.5%
17,410	BJ's Restaurants Inc.	1,065,144
39,665	Eldorado Resorts Inc., (2)	1,447,773
18,295	Jack in the Box Inc.	1,444,024
16,332	Papa John's International Inc.	890,747
31

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
20,200	Wingstop Inc., (3)	$ 1,264,924
	Total Hotels, Restaurants & Leisure	6,112,612
	Household Durables – 1.2%
47,890	La-Z-Boy Inc.	1,331,342
	Insurance – 1.1%
20,387	Kinsale Capital Group Inc.	1,217,308
	Internet & Direct Marketing Retail – 1.6%
40,688	Etsy Inc., (2)	1,730,054
	IT Services – 1.4%
25,483	Interxion Holding NV, (2)	1,500,184
	Leisure Products – 1.0%
28,918	Malibu Boats Inc., (2)	1,162,504
	Life Sciences Tools & Services – 2.8%
48,068	Accelerate Diagnostics Inc., (2)	718,136
22,499	Cambrex Corporation, (2)	1,198,971
11,602	PRA Health Sciences Inc., (2)	1,123,886
	Total Life Sciences Tools & Services	3,040,993
	Machinery – 2.9%
48,655	Kennametal Inc.	1,724,820
82,087	Welbilt Inc., (2)	1,536,668
	Total Machinery	3,261,488
	Multiline Retail – 1.5%
17,741	Ollie's Bargain Outlet Holdings, Inc., (2), (3)	1,648,139
	Oil, Gas & Consumable Fuels – 3.4%
117,540	Callon Petroleum Co, (2)	1,171,874
69,722	Centennial Resource Development Inc., (2), (3)	1,335,874
44,347	Matador Resources Co, (2)	1,278,967
	Total Oil, Gas & Consumable Fuels	3,786,715
	Pharmaceuticals – 0.6%
12,954	MyoKardia Inc., (2)	685,785
	Professional Services – 1.3%
30,824	Korn Ferry International	1,391,395
	Road & Rail – 1.1%
37,480	Knight-Swift Transportation Holdings Inc., Class A	1,199,360
	Semiconductors & Semiconductor Equipment – 4.0%
46,441	Brooks Automation Inc.	1,441,064
32

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
54,315	Entegris Inc.	$1,441,520
12,866	Monolithic Power Systems Inc.	1,519,732
	Total Semiconductors & Semiconductor Equipment	4,402,316
	Software – 8.8%
23,856	Blackline Inc., (2)	1,106,441
43,454	Mimecast Ltd, (2)	1,514,807
19,837	New Relic Inc., (2)	1,770,452
38,215	Rapid7 Inc., (2)	1,384,912
25,034	RealPage Inc., (2)	1,326,802
39,826	SendGrid Inc., (2)	1,446,480
18,386	Varonis Systems Inc., (2)	1,122,833
591,081	VideoPropulsion Inc., (2), (4)	1
	Total Software	9,672,728
	Specialty Retail – 5.0%
37,617	Aaron's Inc.	1,772,889
61,846	American Eagle Outfitters Inc.	1,426,169
31,986	Camping World Holdings Inc., Class A, (3)	548,560
12,174	Children's Place Inc.	1,818,795
	Total Specialty Retail	5,566,413
	Technology Hardware, Storage & Peripherals – 0.8%
44,701	Pure Storage Inc., (2)	902,066
	Textiles, Apparel & Luxury Goods – 2.7%
14,193	Oxford Industries Inc.	1,262,893
55,786	Steven Madden Ltd	1,744,428
	Total Textiles, Apparel & Luxury Goods	3,007,321
	Trading Companies & Distributors – 1.2%
18,973	SiteOne Landscape Supply Inc., (2)	1,290,923

	Total Long-Term Investments (cost $98,639,194)	109,368,588

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.2%
	Money Market Funds – 4.2%
4,645,978	First American Government Obligations Fund, Class X, (5)	2.090% (6)	$ 4,645,978
	Total Investments Purchased with Collateral from Securities Lending (cost $4,645,978)		4,645,978

33

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.8%
	Money Market Funds – 2.8%
3,119,268	First American Treasury Obligations Fund, Class Z	2.075% (6)	$ 3,119,268
	Total Short-Term Investments (cost $3,119,268)		3,119,268
	Total Investments (cost $106,404,440) – 106.0%		117,133,834
	Other Assets Less Liabilities – (6.0)%		(6,667,020)
	Net Assets – 100%		$ 110,466,814
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,615,164.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
34

Statement of Assets and Liabilities
October 31, 2018
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $531,563,638 and $98,639,194, respectively)	$613,137,180	$109,368,588
Investment purchased with collateral from securities lending, at value (cost approximates value)	4,224,480	4,645,978
Short-term investments, at value (cost approximates value)	1,151,909	3,119,268
Receivable for:
Dividends	93,224	8,628
Due from broker	5,840	27,103
Interest	2,871	4,436
Investments sold	10,378,201	1,374,441
Shares sold	186,420	209,014
Other assets	111,787	42,551
Total assets	629,291,912	118,800,007
Liabilities
Payable for:
Collateral from securities lending program	4,224,480	4,645,978
Investments purchased	5,029,744	3,440,820
Shares redeemed	973,978	99,159
Accrued expenses:
Directors fees	70,955	268
Management fees	402,625	72,346
12b-1 distribution and service fees	62,282	10,413
Other	303,775	64,209
Total liabilities	11,067,839	8,333,193
Net assets	$618,224,073	$110,466,814
See accompanying notes to financial statements.
35

Statement of Assets and Liabilities (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$196,211,886	$ 36,452,225
Shares outstanding	5,332,936	1,548,730
Net asset value ("NAV") per share	$ 36.79	$ 23.54
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 39.03	$ 24.98
Class C Shares
Net assets	$ 7,935,868	$ 2,140,606
Shares outstanding	295,565	118,868
NAV and offering price per share	$ 26.85	$ 18.01
Class R3 Shares
Net assets	$ 26,098,248	$ 1,205,570
Shares outstanding	765,445	54,410
NAV and offering price per share	$ 34.10	$ 22.16
Class R6 Shares
Net assets	$ 56,250,346	$ 14,474,808
Shares outstanding	1,251,548	519,187
NAV and offering price per share	$ 44.94	$ 27.88
Class I Shares
Net assets	$331,727,725	$ 56,193,605
Shares outstanding	7,456,703	2,021,941
NAV and offering price per share	$ 44.49	$ 27.79
Fund level net assets consist of:
Capital paid-in	$451,891,054	$ 86,360,989
Total distributable earnings	166,333,019	24,105,825
Fund level net assets	$618,224,073	$110,466,814
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
36

Statement of Operations
Year Ended October 31, 2018
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$ 4,884,992	$ 467,948
Interest	43,573	31,796
Securities lending income	134,135	77,063
Total investment income	5,062,700	576,807
Expenses
Management fees	5,911,157	932,421
12b-1 service fees - Class A Shares	593,043	93,441
12b-1 distibution and service fees - Class C Shares	137,287	21,881
12b-1 distibution and service fees - Class R3 Shares	166,473	7,333
Shareholder servicing agent fees	1,097,355	123,899
Custodian fees	81,908	17,212
Directors fees	21,666	3,152
Professional fees	61,304	30,814
Shareholder reporting expenses	69,790	27,936
Federal and state registration fees	86,231	81,496
Other	21,332	2,993
Total expenses before fee waiver/expense reimbursement	8,247,546	1,342,578
Fee waiver/expense reimbursement	(434,856)	(153,329)
Net expenses	7,812,690	1,189,249
Net investment income (loss)	(2,749,990)	(612,442)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	105,271,433	15,615,021
Change in net unrealized appreciation (depreciation) of investments	(71,584,251)	(7,650,523)
Net realized and unrealized gain (loss)	33,687,182	7,964,498
Net increase (decrease) in net assets from operations	$ 30,937,192	$ 7,352,056
See accompanying notes to financial statements.
37

Statement of Changes in Net Assets
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/18	Year Ended(1) 10/31/17	Year Ended 10/31/18	Year Ended(1) 10/31/17
Operations
Net investment income (loss)	$ (2,749,990)	$ (2,405,897)	$ (612,442)	$ (519,619)
Net realized gain (loss) from investments	105,271,433	147,239,993	15,615,021	13,336,050
Change in net unrealized appreciation (depreciation) of investments	(71,584,251)	50,051,609	(7,650,523)	8,799,437
Net increase (decrease) in net assets from operations	30,937,192	194,885,705	7,352,056	21,615,868
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(42,671,318)	(12,685,309)	(4,209,121)	(147,667)
Class C Shares	(3,566,386)	(947,963)	(324,846)	(11,170)
Class R3 Shares	(6,636,934)	(2,649,483)	(201,526)	(7,181)
Class R6 Shares	(10,590,712)	(1,941,793)	(2,000,545)	(75,588)
Class I Shares	(63,162,628)	(18,975,079)	(4,579,909)	(144,488)
Decrease in net assets from distributions to shareholders	(126,627,978)	(37,199,627)	(11,315,947)	(386,094)
Fund Share Transactions
Proceeds from sale of shares	74,478,107	100,136,946	31,341,482	15,395,316
Proceeds from shares issued to shareholders due to reinvestment of distributions	118,019,725	34,647,413	9,469,803	326,000
	192,497,832	134,784,359	40,811,285	15,721,316
Cost of shares redeemed	(279,032,792)	(387,175,355)	(27,769,950)	(24,411,376)
Net increase (decrease) in net assets from Fund share transactions	(86,534,960)	(252,390,996)	13,041,335	(8,690,060)
Net increase (decrease) in net assets	(182,225,746)	(94,704,918)	9,077,444	12,539,714
Net assets at the beginning of period	800,449,819	895,154,737	101,389,370	88,849,656
Net assets at the end of period	$ 618,224,073	$ 800,449,819	$110,466,814	$101,389,370

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended October 31, 2017, the Fund's distributions to shareholders were paid from accumulated net realized gains.
See accompanying notes to financial statements.
38

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39

Financial Highlights
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2018	$43.45	$(0.20)	$ 1.16	$ 0.96	$ —	$(7.62)	$(7.62)	$36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
Class C (09/01)
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
Class R3 (12/00)
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
Class R6 (02/13)
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
Class I (12/89)
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
40

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.35%	$196,212	1.23%	(0.56)%	1.17%	(0.51)%	106%
25.89	250,908	1.23	(0.48)	1.17	(0.43)	136
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118
12.89	371,601	1.30	(0.81)	1.30	(0.81)	106

1.60	7,936	1.98	(1.30)	1.92	(1.25)	106
24.95	16,278	1.98	(1.23)	1.92	(1.18)	136
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118
12.01	24,304	2.05	(1.56)	2.05	(1.56)	106

2.09	26,098	1.48	(0.81)	1.42	(0.76)	106
25.60	35,402	1.48	(0.72)	1.42	(0.66)	136
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118
12.59	64,262	1.55	(1.10)	1.55	(1.10)	106

2.75	56,250	0.84	(0.17)	0.78	(0.11)	106
26.41	72,703	0.84	(0.09)	0.78	(0.03)	136
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118
13.31	16,192	0.92	(0.44)	0.92	(0.44)	106

2.61	331,728	0.98	(0.31)	0.92	(0.26)	106
26.20	425,158	0.98	(0.23)	0.92	(0.18)	136
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
13.15	814,636	1.05	(0.56)	1.05	(0.56)	106
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
41

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2018	$24.78	$(0.17)	$1.94	$ 1.77	$ —	$(3.01)	$(3.01)	$23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
Class C (09/01)
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
Class R3 (12/00)
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
Class R6 (06/16)
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(e)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
42

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.89%	$36,452	1.38%	(0.86)%	1.24%	(0.72)%	139%
25.07	34,934	1.41	(0.80)	1.30	(0.69)	95
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125

7.05	2,141	2.13	(1.60)	1.99	(1.46)	139
24.21	2,181	2.16	(1.55)	2.05	(1.44)	95
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125

7.60	1,206	1.63	(1.11)	1.49	(0.97)	139
24.77	1,608	1.66	(1.05)	1.55	(0.94)	95
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125

8.24	14,475	1.03	(0.50)	0.88	(0.35)	139
25.56	19,108	1.04	(0.43)	0.93	(0.32)	95
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

8.14	56,194	1.13	(0.60)	0.99	(0.46)	139
25.41	43,557	1.16	(0.56)	1.05	(0.44)	95
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
43

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2018 , and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Mid Cap Growth Opportunities' investment objective is capital appreciation. Small Cap Growth Opportunities' investment objective is growth of capital.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
44

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
45

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$608,953,527	$ —	$ —	$608,953,527
Exchange-Traded Funds	4,183,653	—	—	4,183,653
Investments Purchased with Collateral from Securities Lending	4,224,480	—	—	4,224,480
Short-Term Investments:
Money Market Funds	1,151,909	—	—	1,151,909
Total	$618,513,569	$ —	$ —	$618,513,569

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$109,368,587	$ —	$ 1**	$109,368,588
Investments Purchased with Collateral from Securities Lending	4,645,978	—	—	4,645,978
Short-Term Investments:
Money Market Funds	3,119,268	—	—	3,119,268
Total	$117,133,833	$ —	$ 1	$117,133,834

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
46

3.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities	Exchange-Traded Funds	$4,177,483	$(4,177,483)	$ –
Small Cap Growth Opportunities	Common Stocks	4,615,164	(4,615,164)	–
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
47

Notes to Financial Statements (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/18		Year Ended 10/31/17
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	532,312	$ 20,896,061	599,732	$ 23,211,270
Class A – automatic conversion of Class C Shares	5,815	227,664	—	—
Class C	39,840	1,128,803	31,633	966,677
Class R3	152,474	5,555,412	206,167	7,572,310
Class R6	139,147	6,652,732	659,180	28,826,884
Class I	841,306	40,017,435	866,620	39,559,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,152,716	42,051,063	338,790	12,416,659
Class C	127,561	3,418,634	30,334	874,224
Class R3	192,865	6,534,257	76,052	2,629,881
Class R6	238,476	10,590,712	45,085	1,941,793
Class I	1,259,374	55,425,059	392,170	16,784,856
	4,681,886	192,497,832	3,245,763	134,784,359
Shares redeemed:
Class A	(2,133,046)	(84,523,328)	(2,941,519)	(112,861,968)
Class C	(343,445)	(9,877,658)	(172,357)	(5,236,118)
Class C – automatic conversion to Class A Shares	(7,948)	(227,664)	—	—
Class R3	(445,516)	(16,156,519)	(1,030,127)	(37,314,487)
Class R6	(545,088)	(25,796,215)	(488,649)	(22,975,747)
Class I	(3,004,604)	(142,451,408)	(4,643,529)	(208,787,035)
	(6,479,647)	(279,032,792)	(9,276,181)	(387,175,355)
Net increase (decrease)	(1,797,761)	$ (86,534,960)	(6,030,418)	$(252,390,996)

	Year Ended 10/31/18		Year Ended 10/31/17
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,003	$ 3,379,320	113,239	$ 2,567,846
Class A – automatic conversion of Class C Shares	35	897	—	—
Class C	43,035	814,308	20,459	371,311
Class R3	38,662	861,790	22,228	479,017
Class R6	5,382	169,074	—	—
Class I	894,685	26,116,093	458,134	11,977,142
Shares issued to shareholders due to reinvestment of distributions:
Class A	183,808	4,069,501	6,530	143,536
Class C	18,965	323,348	630	11,123
Class R3	9,604	200,538	342	7,155
Class R6	76,532	2,000,545	2,978	75,588
Class I	110,271	2,875,871	3,494	88,598
	1,517,982	40,811,285	628,034	15,721,316
Shares redeemed:
Class A	(181,677)	(4,419,661)	(280,941)	(6,347,802)
Class C	(53,326)	(1,002,662)	(33,860)	(623,759)
Class C – automatic conversion to Class A Shares	(46)	(897)	—	—
Class R3	(62,133)	(1,375,752)	(40,281)	(858,266)
Class R6	(228,134)	(6,741,215)	(187,954)	(4,955,000)
Class I	(502,646)	(14,229,763)	(444,348)	(11,626,549)
	(1,027,962)	(27,769,950)	(987,384)	(24,411,376)
Net increase (decrease)	490,020	$ 13,041,335	(359,350)	$ (8,690,060)
48

5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$ 793,978,825	$149,885,843
Sales	1,007,862,027	148,886,581
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$542,638,022	$106,560,948
Gross unrealized:
Appreciation	$ 99,055,129	$ 16,258,331
Depreciation	(23,179,582)	(5,685,445)
Net unrealized appreciation (depreciation) of investments	$ 75,875,547	$ 10,572,886
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid resulted in reclassifications among the Funds' components of net assets as of October 31, 2018, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' tax year end, were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$14,130,332	$ 2,670,904
Undistributed net long-term capital gains	76,396,571	10,862,035

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ 24,962,249	$5,294,904
Distributions from net long-term capital gains	101,665,729	6,021,043

49

Notes to Financial Statements (continued)
2017	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$ —
Distributions from net long-term capital gains	37,199,627	386,094

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2018, the complex-level fee rate for each Fund was 0.200%.
50

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2020
Small Cap Growth Opportunities	0.99%	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$34,376	$42,180
Paid to financial intermediaries (Unaudited)	30,133	37,032
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$4,221	$2,822
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$5,440	$2,276
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$850	$1,410
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws,
51

Notes to Financial Statements (continued)
and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period(s) was $7,950,000 and 3.02%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $10,600,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
During the current fiscal period, Small Cap Growth Opportunities did not utilize this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of October 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances and Distributions, where applicable.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
UNII at the end of period	$(59,567)	$ —
52

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2018.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$116,006,465	$7,352,402
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
% of QDI	17.2%	6.0%
% of DRD	19.7%	6.0%
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
53

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
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Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
55

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.
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In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-
57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Fund”), the Board noted that although the Fund’s performance was below its benchmark for the one-, three- and five-year periods and it ranked in the fourth quartile of its Performance Peer Group in the three-year period, the Fund ranked in the third quartile in the one- and five-year periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Growth Opportunities Fund (the “Small Cap Fund”), the Board noted that the Fund’s performance was below its benchmark for the one-, three- and five-year periods and, although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, it ranked in the third quartile in the three- and five-year periods. The Board considered the factors that detracted from the Fund’s relative performance, including its security selection in the health care sector. The Board was satisfied with the Adviser’s explanation of the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Mid Cap Fund had a net management fee and a net expense ratio below the average of its Peer Group, and the Small Cap Fund had a net management fee higher than the average of its Peer Group but a net expense ratio in line with the average of its Peer Group.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
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2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense caps for the Funds), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	169
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	169
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Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	169
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	169
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	169
William J. Schneider(1) 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	169
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	169
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	169
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	169
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	169

63

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	83
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	169
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	169
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	169
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	169
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	169
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	169
64

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	169
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.	169
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	169
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	169
65

Directors and Officers (Unaudited) (continued)
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Schneider will retire from the Board as of December 31, 2018.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
66

Notes
67

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FCGO-1018P690647-INV-Y-12/19

Mutual Funds
31 October 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
Annual Report

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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terrence J. Toth
Chairman of the Board
December 21, 2018

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2018.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve's (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The Septem-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
ber 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
U.S. equity markets weathered this confluence of events much better than overseas markets, producing positive returns and significantly outpacing international stocks. Spurred on by corporate tax cuts, the accelerating U.S. economy and strong corporate earnings, the domestic stock market continued to enjoy its longest bull market on record with major market indices hitting multiple new highs throughout the reporting period. By late January 2018, the Dow Jones Industrial Average had surpassed 26,000 and the S&P 500® hit 2,800 for the first time ever before U.S. equities experienced a short-lived sell-off. The markets remained volatile throughout the new few months before climbing again throughout July, August and much of September 2018 with the S&P 500® reaching another new high of 2,930 on September 20, 2018. However, in the final five weeks of the reporting period, stocks sold off sharply as investor concerns over a number of issues grew. Continued strong corporate earnings results were not enough to offset fears about a future slowdown in earnings growth, the path of the Fed’s interest rate policy, the stronger dollar, rising input costs, a weak housing market, uncertain trade policy and slowing growth in China.
During the twelve-month reporting period, the domestic stock market advanced 7.35%, as measured by the S&P 500®. For part of the reporting period, U.S. investors favored small-cap stocks over larger-cap stocks, likely believing that these companies would benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. However, this segment was harder hit during the market correction at the end of the period leading small caps to underperform larger companies for the period as a whole, as measured by the 1.85% return for the Russell 2000® Index. Growth-oriented stocks led throughout the reporting period, beating out value stocks across the capitalization spectrum. For example, in the large-cap segment, the Russell 1000® Growth Index gained 10.71% versus the 3.03% return of the Russell 1000® Value. Meanwhile, geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling 6.85% as measured by the MSCI EAFE Index. The beleaguered emerging markets (EM) also finished the reporting period in the red. Angst surrounding the U.S. trade war with China, the stronger dollar, higher U.S. interest rates and elevated political cycle turmoil in EM countries were several of the factors that pressured this segment throughout the reporting period and led EM stocks to sell off sharply in the final weeks. The MSCI Emerging Markets Index produced a negative 12.52% return in U.S. dollar terms.
Nuveen Large Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
6

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from a more than 2% increase in its information technology weighting. We also increased the Fund’s financials overweight versus the benchmark. We decreased the Fund’s allocations in utilities and materials and ended the reporting period with underweights in each sector. On the consumer side, we decreased the Fund’s allocation to consumer staples while increasing its consumer discretionary weight. The Fund ended the reporting period with a slight underweight in discretionary and a significant underweight in consumer staples versus the benchmark.
The Fund’s underperformance versus the S&P 500® benchmark and Lipper peers was primarily the result of stock selection issues in the consumer discretionary and information technology sectors. An underweight in the discretionary area also hindered performance. The biggest laggard in discretionary was Newell Brands Inc., a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Papermate, Sunbeam and Coleman. We added the stock back into the Fund midway through the reporting period and the company subsequently posted an organic sales decline in its core business. Negative comments around trade tariffs put further downward pressure on the shares. We continue to like Newell’s long-term potential and expect revenue and margin trends for the core business to turn positive in the coming quarters. We also believe asset sales would allow the company to de-lever and support a buyback program. For these and other reasons, we continue to hold Newell Brands in the portfolio. The Fund’s underweight position in Amazon.com Inc. was also a detractor from performance. Following a broad-based selloff earlier in 2018, investors returned to technology powerhouses like Amazon as the reporting period progressed. Shares of the e-commerce and cloud computing service provider rebounded sharply to hit new all-time highs after the company reported stellar quarterly results in April 2018, far surpassing expectations on both the top and bottom line. We initiated a position in the stock after the strong quarterly earnings report; however, Amazon’s shares sold off again in October 2018 as investors broadly dumped this year’s technology and growth winners in favor of value and defensive stocks. We have maintained our position because we believe that Amazon Web Services, advertising revenue growth, Prime expansion and third-party revenue growth will continue to drive favorable results. We also saw weak results from Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zale’s in the U.S. Although the company reported earnings that were in line with expectations earlier in the reporting period, shares traded down due to significantly weaker-than-expected guidance. At the time, Signet Jewelers was facing near-term headwinds as a result of two strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. Because we believed that the long-term opportunity no longer outweighed the short-term challenges, we exited this stock during the reporting period.
The information technology sector was a detractor from relative performance including the Fund’s underweighted position in Apple Inc. versus the benchmark. Apple benefited from expected strength from its new product launch as well as continued strong cash returns to shareholders. The company highlighted growth in China and Japan in the first half of the year as well as strong Apple Watch and Apple Services growth. Apple is looking to grow units while increasing average sales prices with the goal of returning 100% of free cash flow to shareholders over time. While the Fund continued to hold a position in Apple, we had decreased its weight, which detracted from performance during the reporting period. Broadcom Inc. was a drag on results after the company announced it was acquiring CA Technologies. Investors struggled to digest the strategic value of the acquisition and the stock price came under pressure following the announcement. We continued to hold Broadcom in the Fund. In addition, a position in Hewlett Packard Enterprise Co. detracted from performance. The company saw a reversal from first quarter after it reported earnings lower than what was fore-
7

Portfolio Managers’ Comments (continued)
casted with management lowering operating margin guidance. We believe Hewlett Packard will need a longer period of time to pursue its cloud strategy and will need to invest more money in the business in the next year or so to realign the company with its new revenue strategy. Therefore, we eliminated our position in Hewlett Packard
Security selection was strong in the energy, industrial, financial and health care sectors. Energy was the top performing sector for the Fund, thanks in part to the rise in oil prices for much of the reporting period and tightening supply. HollyFrontier Corporation, a producer of light petroleum products, was a top performer after the company reported earnings per share (EPS) well above consensus driven by better refining margins on lower operating expenses and higher throughput. We believe that a number of catalysts remain for the stock including improved execution and growth of its higher margin lubricants business. A position in oil and gas exploration and production (E&P) company Anadarko Petroleum Corporation also led performance in the group. The company posted several solid quarters as production and pricing came in stronger than expected along with lower production costs. We believe the company will benefit from a strong increase in production from its Permian acreage in late 2018 and 2019 as it has invested to build out its infrastructure in the region. We sold our position in HollyFrontier Corporation and continue to own our position in Anadarko Petroleum.
The industrials sector contributed positively to performance led by a position in railroad operator CSX Corporation. Operating margins continued to improve as the company implemented its Precision Railroad Strategy. We have maintained our position in CSX. The Fund also benefited from its lack of exposure to a large benchmark constituent, General Electric Company. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. On the heels of tough performance throughout 2017, shares continued on their downward slide. Investors have not reacted favorably to several developments, including the company’s move to slash its dividend in half in November 2017. General Electric also announced that it would like to break up some of its business, but failed to give any clarity around these initiatives, which left investors wondering about the potential impact and value of the separate entities. Therefore, we maintained no exposure to General Electric as of the end of the reporting period.
Outperformance in the financial sector was led by a position in XL Group Ltd., a global property and casualty commercial lines insurer and reinsurer. French financial giant AXA placed a bid to acquire XL Group in early March, confirming our merger and acquisition (M&A) thesis around the company. The deal represents the largest ever European acquisition of a U.S. insurer and will help AXA bolster its presence in the U.S. casualty coverage business. Following the announcement, we captured the gains made on the trade and exited our position. Also, retail brokerage firm E*TRADE Financial Corporation reported strong first-quarter earnings highlighted by stronger-than-expected net interest margin (NIM) and increased trading activity. Management also raised guidance for both earnings and NIM. Overall, earnings growth continued to outpace the company’s peers as growth metrics started to inflect higher in conjunction with strong equity markets and higher interest rates. We believe the company’s excess capital provides optionality for further balance sheet growth, share repurchases or mergers and acquisitions, which can provide a tailwind to both the top and bottom lines. We continue to hold E*TRADE in the portfolio.
The Fund’s positioning in health care was a source of strength with AbbVie Inc. leading the group. The company focuses on developing biopharmaceuticals and small molecule drugs for autoimmune diseases, liver disease and cancer. Shares rallied in January 2018 after the company indicated a bullish outlook for growth in the coming years. Following the run-up, we exited AbbVie after the company reported lower sales and EPS and unfavorable results for its Rova-T product, which resulted in a delay in the product’s launch. The stock remained under pressure through the end of the reporting period. Boston Scientific was also a positive contributor for the Fund based on impressive organic growth across product categories and sales growth that was driven by a number of new products. Management also raised guidance for organic growth, while filings with the Food and Drug Administration (FDA) regarding its aortic valve product suggested that manufacturing issues had been resolved. This favorable news pointed to higher sales and EPS projections relative to the street for the years 2020 and beyond and sustainability of mid to high single-digit sales growth. Also, one of the Fund’s larger holdings in the sector, health insurance behemoth Cigna Corp., was involved in a significant M&A deal during the reporting period. In early March 2018, the company announced it had agreed to purchase Express Scripts Holding Company, the largest pharmacy benefit manager in the United States. Cigna’s earnings were highlighted by a favorable earnings report due to strong top-line results and improving cost trends. Shares were also supported after the Department of Justice’s approval of the Express Scripts merger. We continue to like the synergies around the deal, which include the integration of pharmacy benefit and medical as well as additional care offerings. As such, we maintained our positions in both Boston Scientific and Cigna.
8

Although health care and financials contributed favorably, the sectors were each home to one laggard of note. In health care, the Fund saw weak results from global pharmaceutical company Mylan N.V. The company’s highly anticipated FDA approval for its generic Advair inhaler was rejected in June 2018 due to “minor deficiencies” identified by the regulatory body. The delay removed a near-term catalyst for the stock and called into question management’s ability to hit 2018 financial guidance. In the final month of the reporting period, Mylan reported that FDA approval was imminent, but investors remained jittery. We continued to believe the valuation ascribed by Mylan’s stock price represented a very compelling risk/reward opportunity and held onto our position. In financials, our position in Prudential Financial Inc. detracted after the company posted strong first-quarter earnings, but valuations for the insurance industry fell during the reporting period. We maintained our conviction that Prudential Financial offers an attractive business mix with best-in-class segments, which can translate to better and more consistent return on equity performance relative to its peers. Therefore, we continued to hold the position in the Fund.
Finally, in the utilities sector, our position in clean energy producer NextEra Energy Inc. detracted from performance. We owned the stock early in 2018, during which time it underperformed the index slightly. We exited NextEra and the stock subsequently rallied after the company reported solid quarterly performance with growth across a number of segments, highlighted by its renewables business.
Nuveen Small Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $52.0 million to $6.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2018. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s outperformance versus the Russell 2000® benchmark and Lipper peers was the result of favorable stock selection in the information technology, materials, health care, consumer discretionary and energy sectors. Technology holdings were a particular source of strength from an absolute and relative standpoint, propelled largely by strong company financial reports. In the software group, three information security companies, SailPoint Technologies Holdings Inc., Varonis Systems Inc. and Rapid 7 Inc., confirmed the significant need for enterprise protection in an environment of persistent threats. SailPoint Technologies provides software solutions to help companies gain insights about who has access to certain resources and how they are being used. We originally participated in the company’s initial public offering (IPO) in November 2017 and then further filled out the Fund’s position as the reporting period progressed. Throughout 2018, the company beat expectations and raised revenue guidance with implied growth of approximately 30% in 2018. We exited our position in the third quarter due to concerns about fourth-quarter growth and valuation. Varonis Systems offers companies a data security platform that protects their files and email servers from cyberattacks and insider threats. The company continued to benefit from the rollout of General Data Protection Regulations (GDPR) that went into effect in the European Union in May 2018 and has been able to drive topline growth in excess of 20% during 2018. Rapid 7 Inc. is also a cyber security company focused on vulnerability management. The company’s solutions help customers identify vulnerabilities within their network before a breach occurs as well as detect a breach if one does happen. We have maintained positions in Varonis Systems and Rapid 7 in the Fund’s portfolio.
9

Portfolio Managers’ Comments (continued)
The Fund also benefited from two cloud-focused companies in the technology sector. The first, Twilio Inc., is a leading provider of cloud communications technology that plays a critical role for software developers by allowing them to easily and securely build communication services. In its first-quarter 2018 report, the company reported extremely strong results that beat expectations with topline growth in excess of 48% and gross margin growth at 55%. On top of that, Twilio raised full-year 2018 guidance based on ongoing strength as developers continued to adopt the company’s product. Given the stock’s strong move during the reporting period, we sold our position in Twilio after it reached our price target. The second, SendGrid Inc., is the leading provider of cloud-based infrastructure platforms that help companies deliver mass emails reliably, effectively and at scale. During the reporting period, the market was concerned that the company’s emailing capabilities would be negatively impacted by the implementation of GDPR in Europe. Instead, SendGrid saw a positive impact from GDPR because its clients sent out more notifications to their customers. We continue to hold SendGrid because we believe the company will be able to expand to more of a cloud engagement platform.
Although technology was a source of strength, it was also home to one detractor of note, Belden Inc. The company manufactures signal transmission solutions serving end markets such as broadcast, industrial, network security and enterprise connectivity. During the reporting period, Belden has been negatively impacted by its Grass Valley business, which has underperformed expectations. Grass Valley sells equipment to media companies producing live media content. This segment has been weak and showing revenue declines in the high single-digit range, which has disappointed the street. We continue to believe that the business will stabilize and return to growth and therefore, we continue own Belden in our portfolio.
In the materials area, the Fund experienced strong results from a position in KapStone Paper and Packaging Corporation, a manufacturer of containerboard, corrugated products and specialty paper. During the reporting period, WestRock announced that it would be acquiring Kapstone for $4.9 billion, which equated to a 31% premium to the prior day’s closing price. We exited the position after the announcement. The Fund also benefited from a position in Ingevity Corporation, a global manufacturer of specialty chemicals and high-performance carbon materials. The company’s shares benefited from a healthy macro backdrop and perceived competitive positioning in key markets with solid growth outlooks. Ingevity continues to capitalize on a growth opportunity in automotive emissions controls in the U.S. and China, with regulatory support in both countries, including accelerated compliance in select Chinese provinces. Additionally, Ingevity’s integration of a recent sizeable acquisition in its pine chemicals business offers upside margin and profit potential. We continue to hold this stock.
The Fund experienced weak results from a position in specialty chemical, coating and pigment company Ferro Corporation in the materials sector. On the heels of strong performance, Ferro’s shares gave back some of their gains. Several headwinds took many chemical companies lower during the reporting period including rising oil prices (because oil is typically a significant input cost for these companies), tariff discussions and the strengthening dollar. We continue to hold Ferro because we believe the company can successfully manage through this environment by optimizing its product mix to improve organic volume growth, while we also believe upside from some sort of merger and acquisition (M&A) activity remains likely.
In the health care sector, the strategy experienced strong results from a position in LHC Group Inc., a health care services provider focused on home health and hospice. Upon the closing of its merger with Almost Family, LHC Group raised earnings guidance to reflect the potential accretion from the transaction’s synergies. We maintained our position because we expect LHC Group will continue to realize synergies from the transaction, while sustaining strong organic growth. We also saw favorable performance from a position in Emergent BioSolutions Inc., a life sciences company focused on products that address civilian and military public health threats. The company has experienced strong revenue growth in 2018 driven by it product pipeline, expansion outside the U.S., follow-on contracts and acquisitions. We have maintained our position. In addition, the Fund experienced strong results from Cambrex Corp., a manufacturer of generic and branded molecule active pharmaceutical ingredients (API) for other drug companies. During the reporting period, the company announced the acquisition of Halo Pharma, a finished dose contract development and manufacturing company. The acquisition was positively received by the market because it expands the company’s addressable market and creates significant cross-selling opportunities. We continue to hold our position in Cambrex as we monitor these acquisition synergies, along with growth in the company’s existing product pipeline.
10

The health care sector was also home to one detractor of note, specialty pharmaceutical company OptiNose Inc. Shares were weak as a result of slowing demand for its lead product Xhance to treat nasal polyps, as well as pricing pressure as the product launch continues. The company noted that volumes for the product showed slowing during the summer, which we believed was due to seasonality. OptiNose also announced a continuation of its program to support the adoption of the product by reducing patient co-payments. We have maintained our position in OptiNose.
Positive consumer sentiment translated into favorable stock selection in the consumer discretionary sector during the reporting period. The most significant contributor was Children’s Place Inc., the largest pure-play children’s specialty apparel retailer that operates more than 1,000 stores across the U.S. and Canada. The company has performed well during the reporting period as it continues to benefit from increased traffic and sales due to competition bankruptcies. Children’s Place is investing in building out its e-commerce platform further and is positioning itself toward achieving a 12% earnings before interest and taxes (EBIT) margin over the next few years. We continue to hold our position. Also, shares of Malibu Boats Inc., the nation’s leading manufacturer of high performance wakeboard and ski boats, advanced sharply during the reporting period. The company reported solid quarterly earnings. We exited our position in Malibu Boats during the reporting period due to concerns over valuation.
The energy sector was a source of strength for the Fund, led by our position in ProPetro Holding Corp., the provider of well completion services to leading exploration and production (E&P) companies primarily in the Permian Basin. We initiated our position while shares in Permian stocks were under pressure earlier in 2018 due to concerns over pipeline capacity constraints. We believed these concerns were mitigated by ProPetro’s competitive advantage in terms of cultivating strong relationships with its customers, employees and equipment providers, which would allow the company to continue to maintain and grow market share. As the overall completion services market continues to improve, we believe the ProPetro model will remain ahead of its peers in terms of execution and visibility and therefore, remain invested in this company.
Although energy aided performance overall, the sector was also home to one laggard of note, HighPoint Resources Corp., an E&P company with assets in the Denver-Julesburg Basin of Colorado. During the reporting period, the company reported production that was slightly below expectations. Also, shares were pressured by a ballot proposition in Colorado that was eventually rejected, but would have had a significantly negative impact on future oil and gas production growth in the state. We continued to hold our position because we anticipated that HighPoint Resources would begin announcing positive results from wells acquired in the Hereford region.
Only two sectors, industrials and financials, detracted from the Fund’s performance in any meaningful way during the reporting period. The industrial sector experienced sentiment headwinds at the macro level during the reporting period, mainly due to growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs. Additionally, inflationary pressures stemming from materials, wages and transportation costs created concerns over operating leverage potential despite the generally favorable demand markers that companies were seeing. The biggest laggard in industrials was Interface Inc., the world’s largest manufacturer of modular carpet for commercial and residential applications. The company’s shares lagged despite improved revenue and order trends, due to concerns over capacity additions in both its carpet tile and luxury vinyl tile product categories. We continue to hold shares because we believe the fundamentals of its flooring markets remain healthy. Global window and door manufacturer JELD-WEN Holding Inc. was negatively impacted by higher freight costs and labor inefficiencies and wasn’t able to offset those with pricing increases, leading to lower guidance for margins in 2018. The company also suffered from operational missteps and an unexpected changeover at the CEO level. We sold our position in JELD-WEN . Additionally, the Fund experienced weak results from Kratos Defense & Security Solutions Inc., a manufacturer of defense systems including unmanned aerial technology. Shares were down following a secondary offering to reduce leverage, as well as late-year 2017 federal budget uncertainties and the potential impact on defense spending. We eliminated the Fund’s position given the budget overhang, the push-out in investment catalysts and in a move to improve quality in the group.
In the financial sector, the most significant detractor was Sterling Bancorp Inc., a regional bank franchise located in the New York metro market. Since completing a large merger with Astoria Financial in late 2017, the company has been executing on the integration and balance sheet restructuring. Shares have underperformed as loan and deposit growth expectations have slowed. We maintained our position because we believe significant opportunities still exist with continued balance sheet restructuring. Also, shares of life insurance company CNO Financial Group Inc. were weak during the reporting period due to concerns about growth in its various business divisions, the lack of capital deployment into share buybacks and continued market concerns over long-term care exposure. In August
11

Portfolio Managers’ Comments (continued)
2018, the company announced it had successfully negotiated the risk transfer of its long-term care liabilities. In addition, the company received an upgrade to its debt ratings post transaction. We have maintained our position because we believe CNO Financial can now consider a potential equity-friendly debt restructuring. Also, the company’s risk profile after the long-term care risk transfer has improved and its base business remains stable.
12

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
15

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.47%	10.73%	12.94%
Class A Shares at maximum Offering Price	(0.60)%	9.42%	12.27%
S&P 500® Index	7.35%	11.34%	13.24%
Lipper Large-Cap Core Funds Classification Average	5.58%	9.65%	12.05%
Class C Shares	4.65%	9.90%	12.09%
Class I Shares	5.74%	11.00%	13.22%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	20.65%	13.95%	11.97%
Class A Shares at maximum Offering Price	13.73%	12.61%	11.31%
Class C Shares	19.73%	13.09%	11.13%
Class I Shares	20.94%	14.23%	12.25%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.19%	1.94%	0.94%
Net Expense Ratios	1.14%	1.89%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. The expense limitations expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board.
16

Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.48%	7.66%	12.33%
Class A Shares at maximum Offering Price	(2.48)%	6.38%	11.67%
Russell 2000® Index	1.85%	8.01%	12.44%
Lipper Small-Cap Core Funds Classification Average	(0.34)%	6.86%	12.13%
Class C Shares	2.78%	6.87%	11.49%
Class R3 Shares	3.34%	7.39%	12.06%
Class I Shares	3.77%	7.92%	12.61%

Cumulative
Since Inception
Class R6 Shares		0.42%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.31%	11.07%	11.31%
Class A Shares at maximum Offering Price	8.71%	9.76%	10.65%
Class C Shares	14.48%	10.26%	10.48%
Class R3 Shares	14.94%	10.79%	11.02%
Class I Shares	15.65%	11.36%	11.58%

Cumulative
Since Inception
Class R6 Shares		12.52%
Since inception returns for Class R6 Shares are from 2/28/18. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
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Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.41%	2.16%	1.66%	1.00%	1.16%
Net Expense Ratios	1.24%	1.99%	1.49%	0.83%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. The expense limitations expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board.
Growth of an Assumed $10,000 Investment as of October 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Holding Summaries    as of October 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.7%
Money Market Funds	1.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.8%
Health Care Providers & Services	9.0%
Banks	8.7%
IT Services	8.2%
Oil, Gas & Consumable Fuels	7.8%
Capital Markets	5.5%
Internet & Direct Marketing Retail	4.3%
Pharmaceuticals	4.0%
Technology Hardware, Storage & Peripherals	3.0%
Hotels, Restaurants & Leisure	2.9%
Road & Rail	2.8%
Interactive Media & Services	2.6%
Biotechnology	2.6%
Media	2.5%
Diversified Telecommunication Services	2.2%
Semiconductors & Semiconductor Equipment	2.1%
Other	19.7%
Money Market Funds	1.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	5.1%
JPMorgan Chase & Co.	4.2%
Cigna Corporation	3.6%
Amazon.com Inc.	3.2%
Apple, Inc.	3.0%
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Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Exchange-Traded Funds	0.5%
Investments Purchased with Collateral from Securities Lending	3.0%
Money Market Funds	2.1%
Other Assets Less Liabilities	(3.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.6%
Software	7.1%
Biotechnology	5.8%
Specialty Retail	5.1%
Equity Real Estate Investment Trust	4.9%
Commercial Services & Supplies	4.4%
Health Care Providers & Services	4.0%
Hotels, Restaurants & Leisure	3.9%
Communications Equipment	3.8%
Oil, Gas & Consumable Fuels	3.6%
Health Care Equipment & Supplies	3.2%
Pharmaceuticals	3.1%
Chemicals	3.0%
Machinery	2.8%
Building Products	2.5%
Semiconductors & Semiconductor Equipment	2.5%
Insurance	2.5%
Textiles, Apparel & Luxury Goods	2.1%
Thrifts & Mortgage Finance	2.1%
Electronic Equipment, Instruments & Components	2.0%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	3.0%
Money Market Funds	2.1%
Other Assets Less Liabilities	(3.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
ProPetro Holding Corp.	1.8%
Children's Place Inc.	1.7%
Plantronics Inc.	1.7%
Southwest Gas Holdings Inc.	1.7%
Ingevity Corporation	1.6%
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Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2018.
The beginning of the period is May 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 994.10	$ 990.70	$ 995.60
Expenses Incurred During the Period	$ 5.73	$ 9.48	$ 4.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.46	$1,015.68	$1,020.72
Expenses Incurred During the Period	$ 5.80	$ 9.60	$ 4.53
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, and 0.89% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
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Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 983.00	$ 980.40	$ 982.40	$ 985.90	$ 984.20
Expenses Incurred During the Period	$ 6.20	$ 9.93	$ 7.45	$ 4.05	$ 4.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.69	$1,021.12	$1,020.21
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 7.58	$ 4.13	$ 5.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.81% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
23

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
24

Nuveen Large Cap Select Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.7%
	COMMON STOCKS – 98.7%
	Aerospace & Defense – 1.4%
3,584	Lockheed Martin Corporation	$ 1,053,158
	Air Freight & Logistics – 1.1%
9,178	XPO Logistics Inc., (2)	820,330
	Airlines – 1.2%
16,566	Delta Air Lines Inc.	906,657
	Banks – 8.7%
57,798	Bank of America Corporation	1,589,445
26,711	Citigroup Inc.	1,748,502
28,136	JPMorgan Chase & Co.	3,067,387
	Total Banks	6,405,334
	Biotechnology – 2.6%
17,041	Gilead Sciences Inc.	1,161,855
4,262	Vertex Pharmaceuticals Inc., (2)	722,239
	Total Biotechnology	1,884,094
	Capital Markets – 5.5%
41,711	E*TRADE Financial Corporation	2,061,357
21,774	Morgan Stanley	994,201
13,239	Raymond James Financial Inc.	1,015,299
	Total Capital Markets	4,070,857
	Chemicals – 1.5%
23,395	CF Industries Holdings Inc.	1,123,662
	Communications Equipment – 1.5%
23,997	Cisco Systems, Inc.	1,097,863
	Diversified Telecommunication Services – 2.2%
54,022	AT&T Inc.	1,657,395
	Electric Utilities – 1.8%
29,638	Exelon Corporation	1,298,441
	Equity Real Estate Investment Trust – 1.5%
2,885	Equinix Inc.	1,092,665
	Food Products – 2.0%
40,973	Conagra Brands Inc.	1,458,639
25

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Health Care Equipment & Supplies – 2.0%
41,675	Boston Scientific Corporation, (2)	$ 1,506,134
	Health Care Providers & Services – 9.0%
12,601	Cigna Corporation	2,694,220
28,923	CVS Health Corporation	2,093,736
5,796	Humana Inc.	1,857,096
	Total Health Care Providers & Services	6,645,052
	Hotels, Restaurants & Leisure – 2.9%
27,223	MGM Resorts International	726,310
16,873	Norwegian Cruise Line Holdings Ltd, (2)	743,593
6,577	Wynn Resorts Ltd	661,646
	Total Hotels, Restaurants & Leisure	2,131,549
	Household Durables – 1.2%
54,194	Newell Brands Inc.	860,601
	Insurance – 1.8%
13,796	Prudential Financial Inc.	1,293,789
	Interactive Media & Services – 2.6%
1,773	Alphabet Inc., Class A, (2)	1,933,598
	Internet & Direct Marketing Retail – 4.3%
5,467	Alibaba Group Holding Ltd, (2)	777,845
1,481	Amazon.com Inc., (2)	2,366,653
	Total Internet & Direct Marketing Retail	3,144,498
	IT Services – 8.2%
11,307	DXC Technology Co	823,489
62,497	First Data Corporation, Class A, (2)	1,171,194
7,720	Mastercard Inc., Class A	1,526,012
12,042	PayPal Holdings Inc., (2)	1,013,816
21,400	Perspecta Inc.	524,086
10,985	Worldpay Inc., Class A, (2)	1,008,862
	Total IT Services	6,067,459
	Machinery – 1.4%
8,516	Caterpillar Inc.	1,033,161
	Media – 2.5%
48,653	Comcast Corporation, Class A	1,855,625
	Oil, Gas & Consumable Fuels – 7.8%
10,585	Anadarko Petroleum Corporation	563,122
6,602	Concho Resources Inc., (2)	918,272
45,269	Marathon Oil Corporation	859,658
20,991	Marathon Petroleum Corporation	1,478,816
26

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
18,678	Occidental Petroleum Corporation	$1,252,734
28,788	Williams Cos Inc.	700,412
	Total Oil, Gas & Consumable Fuels	5,773,014
	Pharmaceuticals – 4.0%
26,335	Mylan NV, (2)	822,969
49,938	Pfizer Inc.	2,150,330
	Total Pharmaceuticals	2,973,299
	Road & Rail – 2.8%
13,457	CSX Corporation	926,649
14,264	Genesee & Wyoming Inc., Class A, (2)	1,130,137
	Total Road & Rail	2,056,786
	Semiconductors & Semiconductor Equipment – 2.1%
2,037	Broadcom Inc.	455,249
5,905	Lam Research Corporation	836,916
15,636	Marvell Technology Group Ltd	256,587
	Total Semiconductors & Semiconductor Equipment	1,548,752
	Software – 10.8%
5,321	Adobe Inc., (2)	1,307,689
8,845	Autodesk Inc., (2)	1,143,216
4,692	Intuit Inc.	990,012
35,111	Microsoft Corporation	3,750,206
5,538	salesforce.com Inc., (2)	760,035
	Total Software	7,951,158
	Specialty Retail – 1.3%
9,896	Lowe's Cos Inc.	942,297
	Technology Hardware, Storage & Peripherals – 3.0%
10,102	Apple, Inc.	2,210,924

	Total Long-Term Investments (cost $73,160,148)	72,796,791

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.2%
	Money Market Funds – 1.2%
887,521	First American Treasury Obligations Fund, Class Z	2.075% (3)	$ 887,521
	Total Short-Term Investments (cost $887,521)		887,521
	Total Investments (cost $74,047,669) – 99.9%		73,684,312
	Other Assets Less Liabilities – 0.1%		59,352
	Net Assets – 100%		$ 73,743,664
27

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2018
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
28

Nuveen Small Cap Select Fund
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.3%
	Auto Components – 1.1%
40,045	Cooper Tire & Rubber Co	$ 1,236,990
	Banks – 10.6%
23,700	Banner Corporation	1,370,334
36,600	Cathay General Bancorp	1,378,722
79,700	Home BancShares Inc.	1,517,488
19,800	IBERIABANK Corporation	1,474,902
29,700	Preferred Bank Los Angeles	1,526,877
36,300	Renasant Corporation	1,266,144
78,900	Sterling Bancorp	1,418,622
17,311	Western Alliance Bancorp, (2)	835,083
14,300	Wintrust Financial Corporation	1,088,802
	Total Banks	11,876,974
	Biotechnology – 5.8%
15,890	Autolus Therapeutics PLC, (2), (3)	452,865
26,200	Emergent BioSolutions Inc., (2)	1,603,178
38,079	Fate Therapeutics Inc., (2)	474,464
8,093	FibroGen Inc., (2)	346,947
24,400	Immunomedics Inc., (2)	549,732
3,950	Ligand Pharmaceuticals Inc., (2)	651,000
2,800	Loxo Oncology Inc., (2)	427,448
37,000	Natera Inc., (2)	812,520
21,000	Repligen Corporation, (2)	1,138,620
	Total Biotechnology	6,456,774
	Building Products – 2.5%
28,900	CSW Industrials Inc., (2)	1,330,267
39,900	Gibraltar Industries Inc.	1,422,036
	Total Building Products	2,752,303
	Capital Markets – 1.5%
20,070	Evercore Inc., Class A	1,639,518
	Chemicals – 3.0%
91,800	Ferro Corporation	1,555,092
19,891	Ingevity Corporation, (2)	1,811,672
	Total Chemicals	3,366,764
	Commercial Services & Supplies – 4.4%
35,800	Casella Waste Systems Inc., Class A, (2)	1,165,648
29

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
39,600	HNI Corporation	$1,500,444
83,500	Interface Inc.	1,360,215
8,219	MSA Safety Inc.	858,392
	Total Commercial Services & Supplies	4,884,699
	Communications Equipment – 3.8%
50,800	Ciena Corporation, (2)	1,588,008
13,750	NETGEAR Inc., (2)	762,850
31,914	Plantronics Inc.	1,881,969
	Total Communications Equipment	4,232,827
	Construction & Engineering – 1.6%
40,554	MasTec Inc., (2)	1,764,505
	Electronic Equipment, Instruments & Components – 2.0%
44,352	Arlo Technologies Inc., (2), (3)	602,744
30,780	Belden Inc.	1,663,659
	Total Electronic Equipment, Instruments & Components	2,266,403
	Energy Equipment & Services – 1.8%
114,600	ProPetro Holding Corp., (2)	2,022,690
	Equity Real Estate Investment Trust – 4.9%
90,700	Brandywine Realty Trust	1,275,242
59,400	Industrial Logistics Properties Trust	1,282,446
58,800	STAG Industrial Inc.	1,555,848
119,989	Summit Hotel Properties Inc.	1,382,273
	Total Equity Real Estate Investment Trust	5,495,809
	Food Products – 1.4%
81,900	Nomad Foods Ltd, (2)	1,564,290
	Gas Utilities – 1.6%
23,508	Southwest Gas Holdings Inc.	1,816,463
	Health Care Equipment & Supplies – 3.2%
45,996	AtriCure, Inc., (2)	1,463,133
10,500	LivaNova PLC, (2)	1,175,895
28,500	Novocure Limited, (2)	944,490
	Total Health Care Equipment & Supplies	3,583,518
	Health Care Providers & Services – 4.0%
26,300	AMN Healthcare Services Inc., (2)	1,331,306
16,023	LHC Group Inc., (2)	1,464,983
47,400	Tivity Health Inc., (2)	1,631,034
	Total Health Care Providers & Services	4,427,323
30

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 3.9%
15,682	BJ's Restaurants Inc.	$959,425
25,800	Dave & Buster's Entertainment Inc., (2)	1,536,390
11,000	Papa John's International Inc.	599,940
53,300	Penn National Gaming Inc., (2)	1,294,124
	Total Hotels, Restaurants & Leisure	4,389,879
	Household Durables – 1.2%
49,115	La-Z-Boy Inc.	1,365,397
	Insurance – 2.5%
35,480	American Equity Investment Life Holding Co	1,107,686
85,969	CNO Financial Group Inc.	1,624,814
	Total Insurance	2,732,500
	Internet & Direct Marketing Retail – 0.9%
24,600	Etsy Inc., (2)	1,045,992
	IT Services – 1.0%
19,500	Interxion Holding NV, (2)	1,147,965
	Life Sciences Tools & Services – 1.1%
22,400	Cambrex Corporation, (2)	1,193,696
	Machinery – 2.8%
45,558	Kennametal Inc.	1,615,031
79,967	Welbilt Inc., (2)	1,496,982
	Total Machinery	3,112,013
	Mortgage Real Estate Investment Trust – 1.0%
162,000	MFA Financial Inc.	1,122,660
	Multiline Retail – 1.2%
30,899	Big Lots Inc.	1,282,926
	Multi-Utilities – 1.4%
26,195	Black Hills Corporation	1,558,602
	Oil, Gas & Consumable Fuels – 3.6%
147,000	Callon Petroleum Co, (2)	1,465,590
41,200	Delek US Holdings Inc.	1,512,864
286,500	HighPoint Resources Corp., (2)	1,065,780
	Total Oil, Gas & Consumable Fuels	4,044,234
	Pharmaceuticals – 3.1%
89,000	Horizon Pharma Plc, (2)	1,620,690
62,100	Optinose Inc., (2), (3)	657,018
33,707	Prestige Consumer Healthcare Inc., (2)	1,218,845
	Total Pharmaceuticals	3,496,553
31

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2018
Shares	Description (1)	Value
	Professional Services – 1.4%
33,800	Korn Ferry International	$ 1,525,732
	Road & Rail – 1.1%
38,622	Knight-Swift Transportation Holdings Inc., Class A	1,235,904
	Semiconductors & Semiconductor Equipment – 2.5%
46,300	Entegris Inc.	1,228,802
12,750	Monolithic Power Systems Inc.	1,506,030
	Total Semiconductors & Semiconductor Equipment	2,734,832
	Software – 7.1%
20,460	Blackline Inc., (2)	948,935
27,300	Mimecast Ltd, (2)	951,678
15,150	New Relic Inc., (2)	1,352,137
38,912	Rapid7 Inc., (2)	1,410,171
38,050	SendGrid Inc., (2)	1,381,976
81,703	TiVo Corporation	898,733
16,484	Varonis Systems Inc., (2)	1,006,678
	Total Software	7,950,308
	Specialty Retail – 5.1%
35,231	Aaron's Inc.	1,660,437
44,000	American Eagle Outfitters Inc.	1,014,640
65,500	Camping World Holdings Inc., Class A, (3)	1,123,325
12,780	Children's Place Inc.	1,909,332
	Total Specialty Retail	5,707,734
	Textiles, Apparel & Luxury Goods – 2.1%
14,492	Oxford Industries Inc.	1,289,498
34,940	Steven Madden Ltd	1,092,574
	Total Textiles, Apparel & Luxury Goods	2,382,072
	Thrifts & Mortgage Finance – 2.1%
99,600	Bridgewater Bancshares Inc., (2)	1,105,560
61,400	Radian Group Inc.	1,178,266
	Total Thrifts & Mortgage Finance	2,283,826
	Total Common Stocks (cost $104,216,618)	109,700,675

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 0.5%
6,700	SPDR S&P Biotech ETF, (3)	$ 530,037
	Total Exchange-Traded Funds (cost $632,659)	530,037

	Total Long-Term Investments (cost $104,849,277)	110,230,712

32

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.0%
	Money Market Funds – 3.0%
3,332,276	First American Government Obligations Fund, Class X, (5)	2.090% (6)	$ 3,332,276
	Total Investments Purchased with Collateral from Securities Lending (cost $3,332,276)		3,332,276

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.1%
	Money Market Funds – 2.1%
2,354,947	First American Treasury Obligations Fund, Class Z	2.075% (6)	$ 2,354,947
	Total Short-Term Investments (cost $2,354,947)		2,354,947
	Total Investments (cost $110,536,500) – 103.9%		115,917,935
	Other Assets Less Liabilities – (3.9)%		(4,336,223)
	Net Assets – 100%		$ 111,581,712
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,274,619.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
33

Statement of Assets and Liabilities
October 31, 2018
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $73,160,148 and $104,849,277, respectively)	$72,796,791	$110,230,712
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	3,332,276
Short-term investments, at value (cost approximates value)	887,521	2,354,947
Receivable for:
Dividends	71,265	49,551
Due from broker	—	25,225
Interest	783	2,958
Investments sold	174,421	300,371
Shares sold	377,275	61,885
Other assets	26,672	53,689
Total assets	74,334,728	116,411,614
Liabilities
Payable for:
Collateral from securities lending program	—	3,332,276
Investments purchased	356,904	1,298,105
Shares redeemed	139,398	21,702
Accrued expenses:
Directors fees	169	19,156
Management fees	48,627	55,105
12b-1 distribution and service fees	7,039	17,122
Other	38,927	86,436
Total liabilities	591,064	4,829,902
Net assets	$73,743,664	$111,581,712
Class A Shares
Net assets	$23,029,896	$ 60,929,986
Shares outstanding	797,638	6,579,847
Net asset value ("NAV") per share	$ 28.87	$ 9.26
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 30.63	$ 9.82
Class C Shares
Net assets	$ 2,144,751	$ 1,436,271
Shares outstanding	80,117	239,386
NAV and offering price per share	$ 26.77	$ 6.00
Class R3 Shares
Net assets	$ —	$ 5,263,792
Shares outstanding	—	629,004
NAV and offering price per share	$ —	$ 8.37
Class R6 Shares
Net assets	$ —	$ 6,532,052
Shares outstanding	—	550,503
NAV and offering price per share	$ —	$ 11.87
Class I Shares
Net assets	$48,569,017	$ 37,419,611
Shares outstanding	1,667,311	3,157,782
NAV and offering price per share	$ 29.13	$ 11.85
Fund level net assets consist of:
Capital paid-in	$71,329,650	$ 87,008,221
Total distributable earnings	2,414,014	24,573,491
Fund level net assets	$73,743,664	$111,581,712
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
34

Statement of Operations
Year Ended October 31, 2018
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$1,101,008	$ 1,411,391
Interest	7,493	26,324
Securities lending income	582	54,357
Total investment income	1,109,083	1,492,072
Expenses
Management fees	505,630	1,070,154
12b-1 service fees - Class A Shares	51,432	168,934
12b-1 distibution and service fees - Class C Shares	20,386	37,781
12b-1 distibution and service fees - Class R3 Shares	—	28,767
Shareholder servicing agent fees	40,083	206,319
Custodian fees	11,871	17,847
Trustees fees	2,064	3,592
Professional fees	22,955	40,688
Shareholder reporting expenses	17,231	60,075
Federal and state registration fees	54,296	71,347
Other	3,206	3,527
Total expenses before fee waiver/expense reimbursement	729,154	1,709,031
Fee waiver/expense reimbursement	(13,901)	(234,128)
Net expenses	715,253	1,474,903
Net investment income (loss)	393,830	17,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,534,718	23,382,920
Change in net unrealized appreciation (depreciation) of investments	468,841	(17,991,909)
Net realized and unrealized gain (loss)	3,003,559	5,391,011
Net increase (decrease) in net assets from operations	$3,397,389	$ 5,408,180
See accompanying notes to financial statements.
35

Statement of Changes in Net Assets
	Large Cap Select		Small Cap Select
	Year Ended 10/31/18	Year Ended(1) 10/31/17	Year Ended 10/31/18	Year Ended(1) 10/31/17
Operations
Net investment income (loss)	$ 393,830	$ 330,935	$ 17,169	$ (142,265)
Net realized gain (loss) from investments	2,534,718	18,059,345	23,382,920	16,820,611
Change in net unrealized appreciation (depreciation) of investments	468,841	(3,775,464)	(17,991,909)	8,983,886
Net increase (decrease) in net assets from operations	3,397,389	14,614,816	5,408,180	25,662,232
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(77,536)	(36,515)	(7,904,269)	(7,312,832)
Class C Shares	—	—	(820,325)	(814,522)
Class R3 Shares	—	—	(706,127)	(626,460)
Class R6 Shares(4)	—	—	—	—
Class I Shares	(329,524)	(262,175)	(4,631,487)	(4,276,101)
Decrease in net assets from distributions to shareholders	(407,060)	(298,690)	(14,062,208)	(13,029,915)
Fund Share Transactions
Proceeds from sale of shares	29,873,879	18,056,178	24,737,441	20,053,706
Proceeds from shares issued to shareholders due to reinvestment of distributions	323,123	232,524	13,429,298	12,340,502
	30,197,002	18,288,702	38,166,739	32,394,208
Cost of shares redeemed	(21,209,894)	(17,493,108)	(44,779,473)	(42,115,810)
Net increase (decrease) in net assets from Fund share transactions	8,987,108	795,594	(6,612,734)	(9,721,602)
Net increase (decrease) in net assets	11,977,437	15,111,720	(15,266,762)	2,910,715
Net assets at the beginning of period	61,766,227	46,654,507	126,848,474	123,937,759
Net assets at the end of period	$ 73,743,664	$ 61,766,227	$111,581,712	$126,848,474

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended October 31, 2017, Large Cap Select's distributions to shareholders were paid from net investment income, while Small Cap Select's distributions were paid from net investment income and accumulated net realized gains.
(4)	Small Cap Select's Class R6 Shares were established on February 28, 2018.
See accompanying notes to financial statements.
36

THIS PAGE INTENTIONALLY LEFT BLANK
37

Financial Highlights
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2018	$27.50	$ 0.12	$1.38	$1.50	$(0.13)	$ —	$(0.13)	$28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
Class C (01/03)
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
Class I (01/03)
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.47%	$23,030	1.16%	0.37%	1.14%	0.39%	101%
29.99	14,778	1.19	0.36	1.14	0.40	276
3.40	7,983	1.22	0.44	1.21	0.45	116
2.66	7,383	1.25	0.36	1.25	0.36	124
14.35	6,511	1.31	0.23	1.30	0.24	154

4.65	2,145	1.91	(0.39)	1.89	(0.37)	101
29.06	1,389	1.94	(0.39)	1.89	(0.34)	276
2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154

5.74	48,569	0.91	0.63	0.89	0.65	101
30.31	45,599	0.94	0.61	0.89	0.66	276
3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
39

Financial Highlights (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2018	$10.13	$(0.01)	$0.35	$0.34	$ —	$(1.21)	$(1.21)	$ 9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
Class C (09/01)
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
Class R3 (01/94)
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
Class R6 (02/18)
2018(e)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
40

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.48%	$ 60,930	1.43%	(0.24)%	1.24%	(0.06)%	95%
21.76	67,405	1.41	(0.24)	1.33	(0.16)	66
4.05	67,428	1.44	0.10	1.44	0.10	66
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90

2.78	1,436	2.18	(1.00)	1.99	(0.81)	95
20.75	4,913	2.16	(0.99)	2.09	(0.91)	66
3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90

3.34	5,264	1.68	(0.50)	1.49	(0.31)	95
21.40	5,381	1.66	(0.49)	1.59	(0.41)	66
3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90

0.42	6,532	1.03*	0.06*	0.85*	0.24*	95

3.77	37,420	1.18	0.02	0.99	0.21	95
22.03	49,150	1.16	0.01	1.08	0.09	66
4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
41

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Large Cap Select and Small Cap Select is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
42

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of "Shareholder servicing agent fees" on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent trustees that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
43

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$72,796,791	$ —	$ —	$72,796,791
Short-Term Investments:
Money Market Funds	887,521	—	—	887,521
Total	$73,684,312	$ —	$ —	$73,684,312

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$109,700,675	$ —	$ —	$109,700,675
Exchange-Traded Funds	530,037	—	—	530,037
Investments Purchased with Collateral from Securities Lending	3,332,276	—	—	3,332,276
Short-Term Investments:
Money Market Funds	2,354,947	—	—	2,354,947
Total	$115,917,935	$ —	$ —	$115,917,935

*	Refer to the Fund's Portfolio of Investments for industry classifications.
44

3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select
	Common Stocks	$2,784,612	$(2,784,612)	$ —
	Exchange-Traded Funds	490,007	(490,007)	—
Total		$3,274,619	$(3,274,619)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the
45

Notes to Financial Statements (continued)
custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/18		Year Ended 10/31/17
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	490,873	$ 14,638,432	462,290	$ 11,669,178
Class A – automatic conversion of Class C Shares	3,810	113,047	—	—
Class C	44,357	1,217,285	28,450	647,110
Class I	458,551	13,905,115	238,308	5,739,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,430	70,008	1,347	31,263
Class C	—	—	—	—
Class I	8,728	253,115	8,616	201,261
	1,008,749	30,197,002	739,011	18,288,702
Shares redeemed:
Class A	(236,809)	(7,146,287)	(302,129)	(7,968,110)
Class C	(14,469)	(406,612)	(28,327)	(664,496)
Class C – automatic conversion to Class A Shares	(4,099)	(113,047)	—	—
Class I	(443,753)	(13,543,948)	(358,502)	(8,860,502)
	(699,130)	(21,209,894)	(688,958)	(17,493,108)
Net increase (decrease)	309,619	$ 8,987,108	50,053	$ 795,594

	Year Ended 10/31/18		Year Ended 10/31/17
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	730,822	$ 7,286,992	648,177	$ 6,333,971
Class A – automatic conversion of Class C Shares	13,328	135,169	—	—
Class C	102,695	653,752	77,361	523,403
Class R3	136,209	1,201,053	176,814	1,591,400
Class R6(1) – exchanges	672,638	7,950,581	—	—
Class I	587,441	7,509,894	963,588	11,604,932
Shares issued to shareholders due to reinvestment of distributions:
Class A	853,337	7,825,098	756,259	7,237,272
Class C	136,617	816,971	117,522	785,044
Class R3	84,805	704,732	71,215	625,978
Class R6(1)	—	—	—	—
Class I	348,633	4,082,497	310,066	3,692,208
	3,666,525	38,166,739	3,121,002	32,394,208
Shares redeemed:
Class A	(1,674,637)	(16,498,345)	(2,069,028)	(20,083,916)
Class C	(679,246)	(4,428,929)	(334,996)	(2,278,119)
Class C – automatic conversion to Class A Shares	(20,540)	(135,169)	—	—
Class R3	(171,553)	(1,526,690)	(290,786)	(2,594,939)
Class R6(1)	(122,135)	(1,595,000)	—	—
Class I	(1,006,854)	(12,644,759)	(1,426,998)	(17,158,836)
Class I – exchanges	(672,638)	(7,950,581)	—	—
	(4,347,603)	(44,779,473)	(4,121,808)	(42,115,810)
Net increase (decrease)	(681,078)	$ (6,612,734)	(1,000,806)	$ (9,721,602)

(1)	Class R6 Shares were established on February 28, 2018.
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
46

	Large Cap Select	Small Cap Select
Purchases	$79,702,856	$117,688,598
Sales	71,383,185	137,791,086
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.
	Large Cap Select	Small Cap Select
Tax cost of investments	$74,080,503	$111,153,789
Gross unrealized:
Appreciation	$ 4,228,749	$ 13,580,492
Depreciation	(4,624,940)	(8,816,346)
Net unrealized appreciation (depreciation) of investments	$ (396,191)	$ 4,764,146
Permanent differences, primarily due to federal taxes paid and tax equalization, resulted in reclassifications among the Funds' components of net assets as of October 31, 2018, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' tax year end, were as follows:
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$2,678,168	$ 5,551,437
Undistributed net long-term capital gains	132,037	14,276,794

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$407,060	$6,542,236
Distributions from net long-term capital gains	—	7,519,972

2017	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$298,690	$ 185,507
Distributions from net long-term capital gains	—	12,844,408

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
47

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2018, the complex-level fee rate for each Fund was 0.200%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund
48

operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitations expiring July 31, 2020 may be terminated or modified prior to that day only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.89%	July 31, 2020
Small Cap Select	0.99	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$111,903	$28,699
Paid to financial intermediaries (Unaudited)	100,894	25,163
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$31,537	$2,607
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$6,367	$2,582
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$484	$616
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Op-
49

Notes to Financial Statements (continued)
erations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealizedn appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.
Small Cap Select
Distributions to Shareholders
From net investment income:
Class A Shares	$ (39,734)
Class C Shares	—
Class R3 Shares	—
Class I Shares	(145,773)
From accumulated net realized gains:
Class A Shares	(7,273,098)
Class C Shares	(814,522)
Class R3 Shares	(626,460)
Class I Shares	(4,130,328)
Total distributions to shareholders:
Class A Shares	(7,312,832)
Class C Shares	(814,522)
Class R3 Shares	(626,460)
Class I Shares	(4,276,101)
In addition, as of October 31, 2017, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Large Cap Select	Small Cap Select
UNII at the end of period	$284,922	$(16,622)
50

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2018:
Small Cap Select
Long-term capital gain dividends	$10,640,814
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Large Cap Select	Small Cap Select
% of QDI	100.0%	15.4%
% of DRD	100.0%	15.4%
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
51

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges.
52

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
53

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.
54

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Large Cap Select Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark in such periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Select Fund, the Board noted that although the Fund’s performance was below its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group in the one- and five-year periods and the second quartile in the three-year period. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Funds each had a net management fee and a net expense ratio below the average of its respective Peer Group.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
56

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense caps for the Funds), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
58

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	169
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	169
59

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	169
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	169
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	169
William J. Schneider(1) 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	169
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	169
60

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	169
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	169
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	169

61

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	83
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	169
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	169
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	169
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	169
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	169
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	169
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	169
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.	169
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	169
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	169
63

Directors and Officers (Unaudited) (continued)
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Schneider will retire from the Board as of December 31, 2018.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
64

Notes
65

Notes
66

Notes
67

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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSLCT-1018P690649-INV-Y-12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Pricewaterhouse Coopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Pricewaterhouse Coopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,071	0	2,979	0
Nuveen Large Cap Select Fund	14,523	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	17,520	0	2,979	0
Nuveen Mid Cap Value Fund	14,712	3,500	2,979	0
Nuveen Small Cap Growth Opportunities Fund	14,647	0	2,979	0
Nuveen Small Cap Select Fund	14,752	3,500	2,979	0
Nuveen Small Cap Value Fund	23,593	0	2,169	0

Total	$118,818	$7,000	$17,064	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,640	0	9,421	0
Nuveen Large Cap Select Fund	14,009	0	2,845	0
Nuveen Mid Cap Growth Opportunities Fund	17,766	0	5,196	0
Nuveen Mid Cap Value Fund	14,259	0	7,196	0
Nuveen Small Cap Growth Opportunities Fund	14,204	1,375	5,196	0
Nuveen Small Cap Select Fund	14,369	0	7,196	0
Nuveen Small Cap Value Fund	19,336	1,375	6,741	0

Total	$112,583	$2,750	$43,791	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	2,979	0	0
Nuveen Large Cap Select Fund	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	2,979	0	0
Nuveen Mid Cap Value Fund	2,979	0	0
Nuveen Small Cap Growth Opportunities Fund	2,979	0	0
Nuveen Small Cap Select Fund	2,979	0	0
Nuveen Small Cap Value Fund	2,169	0	0

Total	$17,064	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2017	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	9,421	0	0
Nuveen Large Cap Select Fund	2,845	0	0
Nuveen Mid Cap Growth Opportunities Fund	5,196	0	0
Nuveen Mid Cap Value Fund	7,196	0	0
Nuveen Small Cap Growth Opportunities Fund	5,196	0	0
Nuveen Small Cap Select Fund	7,196	0	0
Nuveen Small Cap Value Fund	6,741	0	0

Total	$43,791	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2019